1 (43) SHARE SALE AND PURCHASE AGREEMENT by and between FEDERAL SIGNAL CORPORATION, FEDERAL SIGNAL OF EUROPE B.V. and MORITA HOLDINGS CORPORATION regarding the shares in BRONTO SKYLIFT OY AB, BRONTO SKYLIFT, INC. and BRONTON KIINTEISTÖT KY December 11, 2015

2 (43) CONTENTS SCHEDULES ............................................................................................................................................................ 4 PARTIES ................................................................................................................................................................... 5 BACKGROUND ........................................................................................................................................................ 5 1 DEFINITIONS .................................................................................................................................................. 5 2 SALE AND PURCHASE OF THE SHARES ................................................................................................... 12 2.1 Object of Sale ........................................................................................................................................ 12 2.2 Transfer of title ..................................................................................................................................... 12 3 PURCHASE PRICE AND PAYMENT ............................................................................................................. 13 3.1 Purchase Price ...................................................................................................................................... 13 3.2 Payment of the Initial Purchase Price ................................................................................................. 13 3.3 Determination and Payment of the Adjustment Amount .................................................................. 13 3.4 Refunds and Payments for Tax and Latvia Litigation ........................................................................ 14 3.5 Transfer Tax and Costs ......................................................................................................................... 16 4 CONDITIONS PRECEDENT TO CLOSING .................................................................................................. 16 4.1 Conditions Precedent to Obligations of All Parties ............................................................................ 16 4.2 Conditions Precedent to Obligations of the Sellers ........................................................................... 18 4.3 Responsibility for Fulfillment ............................................................................................................. 18 5 PRE-CLOSING PERIOD ................................................................................................................................. 19 5.1 Conduct of Business Pending Closing ................................................................................................. 19 5.2 Access to Information and Persons ..................................................................................................... 21 5.3 Notice of Certain Events ...................................................................................................................... 21 5.4 Transfer of Employees to Bronto Skylift, Inc. ..................................................................................... 21 5.5 Obtaining Consents and Providing Notices to Third Parties, and Deregistration ........................... 22 6 CLOSING ........................................................................................................................................................ 22 6.1 Closing Date and Venue ...................................................................................................................... 22 6.2 Deliveries for Closing .......................................................................................................................... 22 7 SELLERS’ REPRESENTATIONS AND WARRANTIES............................................................................... 24 7.1 General ................................................................................................................................................. 24 7.2 Sellers’ Warranties............................................................................................................................... 25 7.2.1 Organization and Existence of Sellers ................................................................................ 25 7.2.2 Power and Authorization of Sellers; Enforceable Agreement; Authority Approvals ...... 25 7.2.3 Title and Authority to Transfer the Shares ........................................................................ 25 7.2.4 Organization and Existence of the Company and the Subsidiaries .................................. 26 7.2.5 Ownership in Subsidiaries and Other Participations ........................................................ 26 7.2.6 Capitalization ....................................................................................................................... 26 7.2.7 Corporate Records and Documentation ............................................................................ 26 7.2.8 Financial Information ......................................................................................................... 27 7.2.9 Personal Property ................................................................................................................ 27 7.2.10 Real Property and Business Premises ................................................................................ 27 7.2.11 Intellectual Property Rights ................................................................................................ 27 7.2.12 Business Products ............................................................................................................... 28 7.2.13 Information Technology ..................................................................................................... 28 7.2.14 Agreements .......................................................................................................................... 28 7.2.15 Related Party Transactions ................................................................................................. 29 7.2.16 Employment Matters and Pensions ................................................................................... 29 7.2.17 Taxes .................................................................................................................................... 30 7.2.18 Environmental Matters; Health and Safety ........................................................................ 31 7.2.19 Insurance .............................................................................................................................. 31 7.2.20 Litigation and Claims ........................................................................................................... 31 7.2.21 Compliance with Laws and Permits ................................................................................... 32 7.2.22 Ordinary Course of Business .............................................................................................. 32 7.2.23 No Brokers ........................................................................................................................... 32 7.2.24 True Disclosure .................................................................................................................... 32 7.2.25 No Other Warranties ........................................................................................................... 32 8 COMPENSATION .......................................................................................................................................... 33 8.1 Compensation by the Indemnifying Party ........................................................................................ 33 8.2 Limitation of Indemnifying Party’s Liability .................................................................................... 33 8.2.1 Limitations of Liability ........................................................................................................ 33 8.2.2 Monetary limitations ........................................................................................................... 34

3 (43) 8.2.3 Time limitations .................................................................................................................. 34 8.2.4 Other limitations ................................................................................................................. 34 8.3 Third Party Claims .............................................................................................................................. 35 9 BUYER’S REPRESENTATIONS AND WARRANTIES ................................................................................ 36 9.2 Organization and Existence of Buyer ................................................................................................. 36 9.3 Power and Authorization of Buyer; Enforceable Agreement ............................................................ 36 9.4 Solvency ............................................................................................................................................... 37 9.5 Financing ............................................................................................................................................. 37 9.6 Authority Approvals ............................................................................................................................ 37 9.7 No Breach by the Sellers ..................................................................................................................... 37 10 CERTAIN UNDERTAKINGS ......................................................................................................................... 37 10.1 Post-Closing Items .............................................................................................................................. 37 10.2 Resigning Directors ............................................................................................................................. 38 10.3 Access to Books and Records .............................................................................................................. 38 10.4 Non-Competition ................................................................................................................................. 38 10.5 Non-Solicitation .................................................................................................................................. 38 10.6 Confidentiality and Announcements .................................................................................................. 38 11 TERMINATION ............................................................................................................................................. 39 11.1 Termination ......................................................................................................................................... 39 11.2 Effect of Termination .......................................................................................................................... 40 11.3 Termination after Closing ................................................................................................................... 40 12 MISCELLANEOUS ......................................................................................................................................... 40 12.1 Notices .................................................................................................................................................. 40 12.2 Entire Agreement ................................................................................................................................. 41 12.3 Amendments ......................................................................................................................................... 41 12.4 Assignment ........................................................................................................................................... 41 12.5 Expenses ............................................................................................................................................... 41 12.6 No Waiver ............................................................................................................................................. 41 12.7 Severability ........................................................................................................................................... 41 12.8 Interpretation; Order of Priority ......................................................................................................... 41 13 GOVERNING LAW ........................................................................................................................................ 42 14 DISPUTES ...................................................................................................................................................... 42 15 COUNTERPARTS OF AGREEMENT ........................................................................................................... 42

4 (43) SCHEDULES Schedule 3.1.2 Sellers’ Bank Accounts Schedule 3.1.3 Allocation of Purchase Price Schedule 3.3.1 Working Capital and Net Debt Schedule 5.5.1(i) Consents from lenders Schedule 5.5.1(ii) Parent Company Guarantees Schedule 5.5.2 Notice Parties Schedule 6.2.2 (d) Intra-Group Net Indebtedness Schedule 6.2.2 (g) Principles for Transitional Services Agreement Schedule 6.2.2(h) Forms of Resignation Letter Schedule 7.2.4.1 Articles of association, trade register, etc. (Bronto Skylift Oy Ab) Schedule 7.2.4.2 Articles of association, trade register, etc. (Subsidiaries and Bronto Skylift, Inc.) Schedule 7.2.5.1 Ownership in Subsidiaries Schedule 7.2.5.2 Other participations Schedule 7.2.8.2 Management Accounts Schedule 7.2.10.1 Real Property Schedule 7.2.12.1 Business Products Defects Schedule 7.2.14.4 Agreements (Consents, Approvals and Notices) Schedule 7.2.15.1 Related Party Agreements Schedule 7.2.16.1 Key Employees

5 (43) THIS SHARE SALE AND PURCHASE AGREEMENT is made on December 11, 2015, among the Par- ties. PARTIES (1) Federal Signal Corporation, a publicly listed company incorporated and existing under the laws of Delaware, having its registered office in 1415 West 22nd Street, Oak Brook, Illinois, 60523-2004, USA (FS Corporation). (2) Federal Signal of Europe B.V. (corporate identity number 37061467- 0000), a company incorporated and existing under the laws of the Netherlands, having its registered office in Blaak 40, Fifth Floor, 300 ITA, Rotterdam, The Netherlands (FS Europe). FS Corporation and FS Europe, together, Sellers, and each, a Seller. (3) Morita Holdings Corporation, a company incorporated and existing under the laws of Japan, having its registered office in Keihanshin-Midosuji Building 12F, 3-6-1 Dosho-machi, Chuo-ku, Osaka-shi, Osaka, 541-0045, Japan (Buy- er). BACKGROUND (A) Bronto Skylift Oy Ab (business identity code 1016431-6) is a limited liability company incorporated and existing under the laws of Finland, having its regis- tered office in Teerivuorenkatu 28, FI-33300 Tampere, Finland (Company). Bronto Skylift, Inc. is a company incorporated and existing under the laws of New York, having its registered office in Cortland County, New York, USA (Bronto Skylift, Inc.). The Company, its Subsidiaries and Bronto Skylift, Inc. are engaged in the business of development, manufacture and marketing of aer- ial platforms used for firefighting, rescue and industrial applications (Busi- ness). (B) FS Corporation owns 504 and FS Europe owns 506 issued and outstanding shares in the Company, i.e. the Sellers together own 1,010 issued and outstand- ing shares in the Company, representing on a fully diluted basis 100% of the is- sued and outstanding shares in the Company (Company Shares). FS Corpo- ration owns 1,000 issued and outstanding shares in Bronto Skylift, Inc., repre- senting on a fully diluted basis 100% of the issued and outstanding shares in Bronto Skylift, Inc. (Inc. Shares). (C) The Company owns 95% of the Ky Partnership Interests and FS Europe owns 5% of the Ky Partnership Interests (Transferred Ky Partnership Inter- ests)(Company Shares, Inc. Shares and Transferred Ky Partnership Inter- ests, together, Shares) (D) The Sellers wish to sell and the Buyer wishes to purchase by itself or through the Company the Shares on the terms and subject to the conditions set out in this Agreement. IT IS AGREED as follows: 1 DEFINITIONS 1.1 When used in this Agreement, unless a contrary intention appears, the following definitions shall have the following meanings. References to Schedules and Sections shall mean Schedules and Sections of this Agreement and, unless a contrary intention appears, references to persons shall include individuals, corporations, partnerships and unincorporated bodies of persons. Accounting Princi- means the relevant laws and generally accepted accounting principles in each

6 (43) ples relevant jurisdiction as adopted and consistently applied by each Group Compa- ny in compliance with such laws and principles. Accounts Date means 30 June 2015. Action means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or other- wise, whether at law or in equity. Adjustment Amount means the aggregate of the Net Debt Adjustment and the Net Working Capital Adjustment as set out in Section 3.1.1. Affiliate means, with respect to any natural or legal person, any other natural or legal person that, directly or indirectly through one or more intermediaries, either controls, is controlled by, or is under common control with such person, provid- ed, however, that any Group Company shall not for the purposes of this Agree- ment be considered an Affiliate of the Sellers. Agreement means this share sale and purchase agreement together with the Schedules and the Disclosure Schedule hereto. Basket has the meaning set out in Section 8.2.2.1 (b). Board means the board of directors of the Company. Bronto Skylift, Inc. has the meaning set out in the introductory paragraph (A) hereof. Bronton Kiinteistöt Ky means Bronton Kiinteistöt Ky (business identity code 1610086-6), a limited partnership incorporated and existing under the laws of Finland, having its regis- tered office in Teerivuorenkatu 28, FI-33300 Tampere, Finland. Business has the meaning set out in the introductory paragraph (A) hereof. Business Day means a day (other than Saturday, Sunday or a public holiday) on which the banks are open for routine business in Helsinki, Finland, Tokyo, Japan and New York City, United States. Business Products means the products and service offerings, including computer software, of the Group that have been sold, licensed, distributed, or otherwise disposed of, as applicable, or that the Group intends to sell, license, distribute, or otherwise dispose of in the future, including any products or service offerings under devel- opment. Buyer has the meaning set out in the introductory paragraph (3) hereof. Buyer’s Fundamen- tal Warranties means the representations and warranties given by the Buyer in Section 9.2 (Or- ganization and Existence of Buyer), Section 9.3 (Power and Authorization of Buyer; Enforceable Agreement), and Section 9.6 (Authority Approvals). Buyer’s Warranties means the representations and warranties given by the Buyer in Section 9. Claim means any claim made against the Sellers in respect of any breach or non- fulfillment of this Agreement. Closing means the completion of the Transaction as set out in Section 6. Closing Accounts has the meaning set out in Section 3.3.1. Closing Date means the date of completion of the Transaction as specified in Section 6.1.1.

7 (43) Company has the meaning set out in the introductory paragraph (A) hereof. Company Shares has the meaning set out in the introductory paragraph (B) hereof. Computer Technol- ogy means any computer hardware or software used by the Group. Conditions Prece- dent means the Buyer’s or Sellers’ conditions precedent to the sale and purchase of the Shares as set out in Section 4. Confidential Infor- mation means any and all non-public information of any kind and in any form, includ- ing, without limitation, all technical, financial and commercial information, trade secrets, client lists and other proprietary business information regarding the Group, the Business, the Sellers, the Buyer, or any of their respective Affili- ates. Current Assets means accounts receivable, deferred charges, prepaid expenses and other pre- paid items, and inventory, but excluding any prepaid income taxes and value added tax receivables, all calculated in accordance with the Management Ac- counts Accounting Principles. An example calculation of the Current Assets is included in Schedule 3.3.1. Current Liabilities means accounts payable, deferred revenue and other current liabilities but ex- cluding current income taxes and value added tax payables, all calculated in ac- cordance with the Management Accounts Accounting Principles and shall not include the current portion of interest bearing debt. An example calculation of the Current Liabilities is included in Schedule 3.3.1. Data Room means the virtual data room (including the questions and answers files in Excel format posted therein) operated by Intralinks, Inc. in connection with the Trans- action, as supplemented from time to time prior to the Closing Date with respect to any event that occurred after the Signing Date. Deductible has the meaning set out in Section 8.2.2.1(a). Disclosure Material means the documents and information contained in the Data Room and the writ- ten information disclosed by the Sellers or the Group Companies (or their advi- sors or representatives) to the Buyer (or its advisors or representatives) in the information memorandum and in the management presentations (each, dis- closed in the Data Room), and in this Agreement, including the schedules ap- pended hereto and the Disclosure Schedule. Disclosure Schedule means the disclosure schedule attached to this Agreement (including material in the Data Room referenced therein), as supplemented from time to time prior to the Closing Date with respect to any event that occurred after the Signing Date. Due Diligence Re- view means the business, legal, financial, tax, human resources, information technol- ogy, technical, insurance and environmental due diligence review of the Group conducted by the Buyer prior to the date of this Agreement. Employee Benefit Plans means any incentive compensation plans, deferred compensation plans, bonus plans, executive compensation plans, severance plans, change in control agree- ments, statutory and voluntary pension plans or retirement plans, employee profit sharing plans, employee equity purchase plans, phantom equity plans, group life insurance, medical, hospitalization, insurance, key man insurance, welfare plans, and any other plans or benefits provided by any Group Company including pension, lump sum, gratuity or other like benefit provided or to be provided on retirement or on death, or by virtue of a pension sharing order or provision, or in anticipation of retirement, or, in connection with past service,

8 (43) after retirement or death. Encumbrance means any charge (fixed or floating), pledge, mortgage, lien or other security interest securing an obligation; any equitable interest, option, easement, en- croachment, right or way, right of first refusal, or restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership; or any agreement or commitment to give or create any of the foregoing. Environmental Laws means any applicable law, and any Governmental Order or binding agreement by a Group Company with any Governmental Authority relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threat- ened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or concerning the pres- ence of, exposure to, or the management, manufacture, use, containment, stor- age, recycling, reclamation, reuse, treatment, generation, discharge, transporta- tion, processing, production, disposal or remediation of any Hazardous Materials or the liability to compensate environmental damages. Environmental Permits has the meaning set out in Section 7.2.18.1. Environmental Re- lease means, with respect to Hazardous Materials, any actual release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface, soil or subsurface strata or within any building, structure, facility or fixture). FS Corporation has the meaning set out in the introductory paragraph (1) hereof. FS Europe has the meaning set out in the introductory paragraph (2) hereof. Fundamental War- ranties means, collectively, the Sellers’ Fundamental Warranties and the Buyer’s Fun- damental Warranties. Governmental Au- thority means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdi- vision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regula- tions or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction. Governmental Or- der means any decision, order, writ, judgment, injunction, decree, stipulation, de- termination or award entered by or with any Governmental Authority. Group Company means the Company or any Subsidiary or Bronto Skylift, Inc. Group or Group Companies means the Company together with the Subsidiaries and Bronto Skylift, Inc. Hazardous Materi- als means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorin- ated biphenyls. Inc. Seconded Em- ployees has the meaning set out in Section 5.4.1.

9 (43) Inc. Shares has the meaning set out in the introductory paragraph (B) hereof. Indemnified Party has the meaning set out in Section 8.1.1. Indemnifying Party has the meaning set out in Section 8.1.1. Independent Audi- tor has the meaning set out in Section 3.3.2. Initial Purchase Price means the initial consideration payable for the Shares as set out in Section 3.1.1. Intellectual Proper- ty Rights means all intellectual property rights including patents, utility models, designs, copyright with neighboring rights, rights in domain names, trademarks and trade names (whether registered or unregistered), goodwill, database rights, know how, inventions, trade secrets and confidential information; all other intel- lectual property rights and similar or equivalent rights anywhere in the world which currently exist or are recognized in the future; and applications, exten- sions and renewals in relation to any such rights. Intra-Group Net Indebtedness means (i) the aggregate amount of the interest-bearing indebtedness or other accrued liabilities owed by any of the Group Companies to the Sellers or their Affiliates, minus (ii) the interest-bearing indebtedness or other accrued liabilities owed by the Sellers or their Affiliates to any of the Group Companies, in each case of (i) and (ii) as specified in Schedule 6.2.2 (d), plus (iii) any interest- bearing indebtedness resulting from additional financing provided by the Sellers or their Affiliates to the Group Companies prior to Closing and minus (iv) any interest-bearing indebtedness provided by any of the Group Companies to the Sellers or their Affiliates prior to Closing. Key Employees means the employees of the Group Companies that are identified as key employ- ees as listed in Schedule 7.2.16.1. Ky Partnership In- terests means all of the partnership interests in Bronton Kiinteistöt Ky. Latvia Compensa- tion has the meaning set out in Section 3.4.3. Latvia Litigation has the meaning set out in Section 3.4.3. Long-Stop Date means the date of 15 February 2016. Loss means any direct loss, damage, liability, judgment, interest, award, penalty, fine and expense actually incurred (including, further, reasonable costs of defense, investigation and attorneys’ fees and the cost of enforcing any indemnification right hereunder) (and net of any actual Finnish income tax benefit related to deductions of such expenditures) by the relevant Party (including any loss of profit to the extent the relevant occurrence to which it relates is directly respon- sible for such loss). A Loss shall not be calculated as a multiple of EBIT, profit or any other similar type of metric. For the avoidance of doubt, neither Party shall be prevented from presenting a claim against the other Party asserting a Loss solely because the effect of any Finnish income tax benefit is not yet determina- ble. LTM Monthly Aver- age Working Capital means the average of the month-end Net Working Capital for the twelve-month period ended 31 October 2015, which amounts to EUR 29,983,000, as specified in Schedule 3.3.1. Management Ac- means the consolidated balance sheets and income statements of the Group as at

10 (43) counts 31 December 2014 and 30 June 2015 attached hereto as Schedule 7.2.8.1, and prepared by the Company in accordance with the Management Accounts Ac- counting Principles. Management Ac- counts Accounting Principles means accounting principles generally accepted in the United States, consistently applied. Management Ser- vice Agreement means the Management Service Agreement entered into between the Company and FS Corporation effective 1 January 2011. Material Adverse Effect means any event, occurrence, fact, condition or change that is, individually or in the aggregate, materially adverse to (a) the business, results of operations, finan- cial condition or assets of the Group, taken as a whole or (b) the ability of the Parties to consummate the Transaction on a timely basis; provided, however, that Material Adverse Effect shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic conditions; (ii) conditions generally affecting the industries in which the Group operates; (iii) any action required by this Agreement, except pursuant to approvals from Governmental Authorities referenced in Section 4.1.1(a); (iv) the public announcement of the Transaction; (v) any geopolitical conditions (including acts of terrorism, war and other military actions) and natu- ral disasters; (vi) any change in law or accounting standards or interpretations thereof; (vii) any condition, restriction or action that the Buyer agrees to in con- nection with securing the Required Approvals; or (viii) matters that Sellers have expressly disclosed in the Disclosure Schedule as of the Signing Date; except in the cases of clauses (i), (ii) and (v) above to the extent such event, occurrence, fact, condition or change has a disproportionate effect on the Group compared to other participants in the industries in which the Group operates; and except in the case of clause (viii) above to the extent any such event, occurrence, fact, con- dition or change was not a reasonably foreseeable result of such expressly dis- closed matters. Material Agreement means any agreements (i) that each have value of EUR300,000 or more annually and to which any Group Company is a party with any customers, distributors, agents, suppliers, vendors or service providers or (ii) that are otherwise material or necessary for the Business. Net Debt means the aggregate of the interest-bearing debt of the Group, less the cash and cash equivalents of the Group calculated in accordance with the Management Accounts Accounting Principles. For clarity, any assets or liabilities of the Group included in the Net Working Capital shall not be included in calculating the Net Debt. An example calculation of the Net Debt is included in Schedule 3.3.1. Net Debt Adjust- ment means the amount by which the Net Debt at the Closing Date, based on the Clos- ing Accounts, exceeds (in which case the Net Debt Adjustment is a negative fig- ure) or is less than (in which case the Net Debt Adjustment is a positive figure) EUR 4,000,000. Net Working Capital means the aggregate of the Current Assets of the Group less the aggregate of the Current Liabilities of the Group. An example calculation of the Net Working Cap- ital is included in Schedule 3.3.1. Net Working Capital Adjustment means the amount by which the Net Working Capital at the Closing Date, based on the Closing Accounts, exceeds (in which case the Net Working Capital Ad- justment is a positive figure) or is less than (in which case the Net Working Capi- tal Adjustment is a negative figure) the LTM Monthly Average Working Capital. Ordinary Course of Business means the conduct of the day-to-day business of each Group Company as histori- cally conducted and in accordance with sound and prudent business practice (recognizing that the day-to-day operation of the Business includes large transac- tions involving, without limitation, purchasing, production, sales and credit en-

11 (43) hancements (including guaranties and other forms of security posted to secure obligations of the Group Companies and its distributors)). Parent Company Guarantees means the parent company guarantees issued, or other collateral rendered, by Sellers or their Affiliates on behalf of the Companies listed in Schedule 5.5.1 (ii). Party means any of the Sellers or the Buyer, and Parties shall be construed according- ly. Phase I Environ- mental Report means the report dated November 26, 2015 prepared by ERM Consulting and Engineering, Inc. on the phase 1 environmental due diligence conducted by it on the Tampere site and Pori site in connection with the Due Diligence Review. Purchase Price means the consideration payable for the Shares as set out in Section 3.1.1. Real Property means the real property listed in Schedule 7.2.10.1. Related Party Agreements means agreements and other similar arrangements entered into between the Group Companies and any of the Sellers or their Affiliates, all listed in Schedule 7.2.15.1. Required Approvals means a decision by the Finnish Ministry of Employment and the Economy, or the Council of State, as the case may be, authorizing the Transaction in accord- ance with the Act on the Monitoring of Foreigners’ Corporate Acquisitions (172/2012, as amended). Review Period has the meaning set out in Section 3.3.2. Sadepo Oy Lease- hold has the meaning set out in Section 5.5.3. Sellers has the meaning set out in the introductory paragraph (2) hereof. Sellers’ Bank Ac- counts means the Sellers’ bank accounts listed on Schedule 3.1.2. Sellers’ Fundamen- tal Warranties means the representations and warranties given by the Sellers in Section 7.2.1 (Organization and Existence of Sellers), Section 7.2.2 (Power and Authorization of Sellers; Enforceable Agreement; Authority Approvals), Section 7.2.3 (Title and Authority to Transfer the Shares), Section 7.2.4 (Organization and Existence of the Company and the Subsidiaries), Section 7.2.5 (Ownership in Subsidiaries and Other Participations, and Section 7.2.6 (Capitalization). Sellers’ Knowledge means the knowledge of any member of the Board or the board of Bronto Skylift, Inc. or any Key Employees (excluding Key Employees number 5, 6 and 7 as listed on Schedule 7.2.16.1), after exercise of reasonable inquiry by such person to em- ployees under such person’s direct reporting lines. Sellers’ Warranties means the representations and warranties given by the Sellers in Section 7.2. Shares has the meaning set out in the introductory paragraph (C) hereof. Signing means the signing of this Agreement by the Sellers and the Buyer on the Signing Date. Signing Date means the date of the signing of this Agreement stated at the beginning of this Agreement. Statement of Objec- tions has the meaning set out in Section3.3.2.

12 (43) Statutory Accounts means (i) the statutory audited consolidated financial statements of the Compa- ny as at 31 December 2014 prepared in accordance with the Accounting Princi- ples of Finland and (ii) the stand-alone financial statements of each Group Com- pany other than the Company, each as at 31 December 2014, and prepared in accordance with the Accounting Principles. Subsidiary means any of the subsidiaries of the Company, the details of which are set out in Schedule 7.2.5.1. Tax Litigation has the meaning set out in Section 3.4.1. Tax or Taxes means all taxes and tax-like charges (including direct and indirect corporate income taxes, corporation tax, capital gains tax, federal and state tax, transfer taxes, value added tax, sales tax, customs charges, withholding tax, mandatory employment pension contributions and social security contributions and taxes, employer’s tax, customs, excise and other duties) and any other taxes which may be payable to or imposed by any tax authority or other governmental entity to- gether with any late payment charges or other penalty charges, surcharges, or other additions to tax in relation to any of the aforesaid. Tax Return means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or at- tachment thereto, and including any amendment thereof. Third Party Claim means any claim by a third party (including authorities) against any of the Group Companies or the Buyer resulting in a potential breach by a Seller of the Agree- ment. Transaction means the sale by the Sellers and the purchase by the Buyer of the Shares and all other transactions contemplated by the agreements and documents to be signed and/or delivered by the Sellers to the Buyer or by the Buyer to the Sellers, all in accordance with the terms and conditions of this Agreement. Transferred Ky Partnership Inter- ests has the meaning set out in the introductory paragraph (C) hereof. Transitional Ser- vices Agreement means a Transitional Services Agreement to be negotiated between the Sellers and the Buyer. 2 SALE AND PURCHASE OF THE SHARES 2.1 Object of Sale 2.1.1 Upon the terms and subject to the conditions of this Agreement, and in accord- ance with the following sequence only: (i) the Sellers shall sell and the Buyer shall purchase the Company Shares at the Closing, and then (ii) FS Corporation shall sell and the Company shall purchase the Inc. Shares at the Closing, and then (iii) FS Europe shall sell and the Company shall purchase the Transferred Ky Partnership Interests at the Closing. 2.2 Transfer of title 2.2.1 The full and unrestricted ownership of and title to the Company Shares, free and clear of any Encumbrances, shall pass from the Sellers to the Buyer at the Closing, and then (ii) the full and unrestricted ownership of and title to the Inc. Shares, free and clear of any Encumbrances, shall pass from FS Corporation to the Company at the Closing, and then (iii) the full and unrestricted ownership

13 (43) of and title to the Transferred Ky Partnership Interests, free and clear of any Encumbrances, shall pass from FS Europe to the Company at the Closing against the Sellers receiving the Initial Purchase Price and upon completion of the Closing deliveries in accordance with Section 6.2. 3 PURCHASE PRICE AND PAYMENT 3.1 Purchase Price 3.1.1 The aggregate purchase price for the Shares is EUR 76,000,000 (Initial Pur- chase Price) plus, on a euro-for-euro basis, an amount equal to the aggregate of the Net Debt Adjustment and the Net Working Capital Adjustment (Ad- justment Amount) (together, Purchase Price), and it shall be paid and cal- culated as set forth in this Section 3. 3.1.2 All payments of the Purchase Price shall be made by Buyer by way of direct transfer of immediately available funds to the Sellers’ Bank Accounts in the amounts for each respective Seller as set forth in Schedule 3.1.3, notwithstand- ing that it shall be the Company acquiring the Inc. Shares and the Transferred Ky Partnership Interests as set forth in Section 6.2.3. 3.1.3 The Purchase Price shall be allocated among the Sellers as set out in Schedule 3.1.3. 3.2 Payment of the Initial Purchase Price 3.2.1 The Buyer shall pay and the Sellers shall receive the Initial Purchase Price at the Closing. 3.3 Determination and Payment of the Adjustment Amount 3.3.1 The Buyer shall cause the Company to prepare a calculation of the amounts of the Net Debt and Net Working Capital as per the Closing Date in accordance with the Management Accounts Accounting Principles, and of the Adjustment Amount (Closing Accounts). The Buyer shall deliver the Closing Accounts to the Sellers within 30 Business Days from the Closing Date. 3.3.2 Within 15 Business Days of the receipt of the Closing Accounts (Review Peri- od), the Sellers shall jointly notify the Buyer of whether they accept the Closing Accounts. On or prior to the last day of the Review Period, the Sellers may disa- gree with the Closing Accounts by delivering to the Buyer a written statement setting forth Sellers’ objections in reasonable detail, indicating each disputed item or amount and the basis for Sellers’ disagreement therewith (Statement of Objections). If the Sellers fail to deliver the Statement of Objections before the expiration of the Review Period, the Closing Accounts prepared by the Buy- er shall be deemed to have been accepted by the Sellers. If the Statement of Ob- jections is duly delivered by the Sellers, the Parties shall negotiate in good faith for a period of 10 Business Days, with the objective of resolving such disagree- ment. If the Parties cannot resolve the dispute, such dispute shall be settled by an unbiased internationally recognized reputable accounting firm which shall be jointly appointed by the Parties or, if the Parties cannot agree on such, by Ernst & Young, Oy (Independent Auditor). If the Parties have not reached an agreement within the agreed negotiation period of 10 Business Days, the In- dependent Auditor must be named immediately after the said period. The In- dependent Auditor shall act as an expert and not as an arbitrator and shall only resolve issues relating to the Closing Accounts and the calculation of the Ad- justment Amount. Other disagreements relating to this Agreement are resolved in accordance with Section 14.

14 (43) 3.3.3 Each Party shall be entitled to make a written submission of its arguments re- garding the disagreement to the Independent Auditor, and shall promptly pro- vide the other Parties a copy of such submission, as well as any further submis- sion it may make at any time during the review. Each Party shall (and the Buyer shall procure that the Group shall), at its own cost and expense, provide the In- dependent Auditor with such assistance and information as the Independent Auditor may reasonably require. The Independent Auditor shall render its final written decision within 30 calendar days from its appointment. The Parties are obliged to comply with the Independent Auditor's decision. The costs and fees of the Independent Auditor shall be allocated between the Buyer, on the one hand, and the Sellers jointly, on the other hand, in proportion to the difference between the Independent Auditor’s decision and the value claimed by the Buyer and the Sellers. If a Party is of the opinion that the Independent Auditor has ex- ceeded its mandate, has not been independent, or that some other manifest er- ror has occurred, such Party may initiate arbitration proceedings in accordance with Section 14.1.1 within 30 calendar days from the rendering of the Inde- pendent Auditor’s decision. However, subject to the said possibility, the Inde- pendent Auditor’s decision has to be complied with immediately after it has been rendered. 3.3.4 If a Party does not comply with the Independent Auditor's decision, the other Parties may seek an arbitral award against the non-complying party in accord- ance with Section 14.1.2. 3.3.5 Upon receiving the Closing Accounts, the Sellers and their advisors shall, to the extent permitted by the relevant laws and subject to the execution of standard confidentiality undertakings, have reasonable access to the books and records of the Group for the purposes of evaluating and verifying the Closing Accounts during normal business hours of the Group and with sufficient prior written no- tice. 3.3.6 The Adjustment Amount shall be paid (i) if a positive figure, by the Buyer to the account of FS Corporation speci- fied in Sellers’ Bank Accounts or as otherwise directed by the Sellers; or (ii) if a negative figure, by the Sellers to the Buyer’s bank account as noti- fied by the Buyer to the Sellers; by way of direct transfer of immediately available funds within 5 Business Days from the date when the Sellers accepted the Closing Accounts or a final and binding resolution on the Closing Accounts has been issued by the Independent Auditor. 3.3.7 For the avoidance of doubt, Current Assets, Current Liabilities, Net Working Capital, Net Debt and the calculation of the Adjustment Amount hereunder will reflect no effects of any Closing transaction sequencing or from Buyer’s funding of the Purchase Price. 3.4 Refunds and Payments for Tax and Latvia Litigation 3.4.1 To the extent the Company actually recovers any amount of tax refund from the Finnish tax authority with respect to the tax dispute with the Finnish tax au- thority relating to the disposal of E-One Canada in 2007 and deductions made for certain bad debts (Tax Litigation), the Buyer shall promptly cause the Company to pay the Sellers an amount equal to the amount of such tax refund (subject to withholding of applicable taxes on such payments to the Sellers, if any). The Sellers shall bear all costs and expenses regarding such tax dispute regardless of the outcome of the dispute. 3.4.2 The Sellers shall be liable for all Taxes (except those Taxes included in the de- termination of the Net Working Capital as of Closing Date) incurred or accrued

15 (43) by the Group Companies with respect to the period prior to the Closing Date, and still owed to the tax authorities after the Closing Date. Upon determination of the actual amounts of such Taxes after the Closing Date with respect to each of (i) fiscal year end 2015 and (ii) the interim period in 2016 prior to the Clos- ing, the Sellers shall promptly make payment to the Buyer of an amount equal to the amounts of such Taxes upon receipt of notification and adequate sup- porting documentation and calculation of such amounts from the Buyer. Similarly, upon determination of the amount of any refunds or overpayments of Taxes (except those Taxes included in the determination of the Net Working Capital as of Closing Date) with respect to the period prior to the Closing Date, the Buyer shall with respect to each of the fiscal year end 2015 and the interim period in 2016 prior to the Closing diligently apply for, and upon receipt thereof promptly make payment to the Seller of, the amount of such refunds or over- payments of Taxes, accompanied by adequate supporting documentation and calculation of such amounts from the Buyer. For the avoidance of doubt, as it relates to the determination of income taxes for the interim period in 2016 pri- or to the Closing, incurred or accrued income taxes shall be calculated based on actual taxable income or loss generated during the interim period. In addition, after the Closing Date, the Buyer agrees to prepare and file any Tax return cov- ering periods prior to the Closing Date, and make any of the calculations ac- cording to this Section 3.4.2, consistent with the tax accounting methods and tax elections used by the Company prior to the Closing Date. 3.4.3 Upon a final and non-appealable decision by a court of competent jurisdiction with respect to the Company’s pending litigation in Latvia against SIA DnB NORD Lizings (Latvia Litigation), (i) to the extent the Group Companies are liable for any amount pursuant to such decision, the Sellers shall be liable to compensate 50 % of any such amount (and net of any actual income tax benefit related thereto for the Group Companies) reduced by 50 % of the out-of-pocket legal costs incurred by the Sellers for the period after the Closing Date in de- fending the litigation pursuant to Section 3.4.4 to which the decision relates or (ii) to the extent the Group Companies have actually recovered any amount pursuant to such decision, the Buyer shall transfer 50 % of any such amount in- creased by 50 % of the out-of-pocket legal costs incurred by the Sellers for the period after the Closing Date in defending the litigation pursuant to Section 3.4.4 to which the decision relates (Latvia Compensation). The Sellers shall promptly make payment to the Buyer and the Buyer shall promptly make pay- ment to the Sellers (subject to withholding of applicable taxes on such pay- ments to the Buyer or the Sellers, if any) for the Latvia Compensation upon re- ceipt of notification and all supporting documentation that the Sellers may rea- sonably require regarding such decision. The Sellers and the Buyer shall pro- vide all supporting documentation regarding such costs to the other party to claim the deduction or addition of any costs in accordance with this Section 3.4.3. 3.4.4 In respect of the Latvia Litigation and the Tax Litigation: (a) the Sellers shall conduct and remain in control of all negotiations and proceedings related thereto in its sole discretion (including the right to select legal counsel and determine legal strategies without limitation of Section 3.4.5(b) below) and, on or prior to the Closing, the Sellers shall assume all the rights and obligations of the Company under the current engagement between the Company and its legal advisors in respect of the Latvia Litigation and the Tax Litigation and cause the Company to be released from all of its obligations thereunder on the understanding that after the Closing (i) engagement of the legal advisor in respect of the Latvia Litigation and the Tax Litigation shall be the sole responsibil- ity of the Sellers and (ii) the Company shall not be responsible for any of the legal costs or other similar costs incurred in relation to the Latvia Litigation or the Tax Litigation; and

16 (43) (b) the Buyer shall provide, and shall procure that each Group Company provides, all support and documentation that the Sellers may reasona- bly request or require to conduct the negotiations and proceedings. 3.4.5 In respect of the Latvia Litigation: (a) the Sellers shall not make any admission of liability or enter into any settlement or compromise without obtaining the prior written consent of the Buyer, which consent shall not be unreasonably withheld or de- layed; (b) the Buyer or its counsel shall have the right to participate in negotia- tions and proceedings as an observer and the Sellers shall consult the Buyer or its counsel when determining legal strategies; and (c) the Sellers shall keep the Buyer and Group Companies promptly in- formed regarding each development relating to the Latvia Litigation such as any development in the advice of counsel, any communication with the counterparties in the litigation, and any court filing of motions or papers or appearance. 3.4.6 Any payment under Sections 3.4.1, 3.4.2 or 3.4.3 shall be treated as an adjust- ment of the Purchase Price. 3.5 Transfer Tax and Costs 3.5.1 The Buyer shall pay any transfer tax and other costs levied on the purchase of the Shares (if any) as set out in Section 6.2.1(c). 4 CONDITIONS PRECEDENT TO CLOSING 4.1 Conditions Precedent to Obligations of All Parties 4.1.1 The obligations of the Buyer and the Sellers, respectively, to enter into Closing hereunder shall be subject to the fulfillment, at or prior to Closing, of each of the following conditions: (a) The Required Approvals shall have been made or received, as applica- ble, and, including any executed counterparts thereof, shall have been delivered to the Parties. (b) No Action shall have been commenced against Buyer, Sellers or any Group Company, which would prevent the Closing. No injunction, re- straining order or Governmental Order shall have been issued by any relevant Governmental Authority, and be in effect, which prohibits the Transaction. 4.2 Conditions Precedent to Obligations of Buyer 4.2.1 The obligations of Buyer to enter into Closing hereunder shall be subject to the fulfillment or Buyer's waiver, at or prior to Closing, of each of the following conditions: (a) Other than the Sellers’ Fundamental Warranties, the Sellers’ Warran- ties (i) shall be true and correct in all respects, in the case of any repre- sentation or warranty qualified by materiality or Material Adverse Ef- fect, and (ii) shall be true and correct in all material respects, in the case of any representation or warranty not qualified by materiality or Mate- rial Adverse Effect; in the case of foregoing clauses (i) and (ii), on and as of the Signing Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representa- tions and warranties that address matters only as of a specified date,

17 (43) the accuracy of which shall be determined as of that specified date in all respects). (b) The Sellers’ Fundamental Warranties shall be true and correct in all re- spects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (c) Other than the Sellers’ Fundamental Warranties, the Sellers’ Warran- ties, to the extent supplemental disclosure relevant for such Warranties has been made in the Disclosure Schedule (including references therein to the Data Room) with respect to information that becomes available only after the Signing Date, (i) shall, without giving effect to such sup- plemental disclosure, be true and correct in all respects, in the case of any representation or warranty qualified by materiality or Material Ad- verse Effect, and (ii) shall, without giving effect to such supplemental disclosure, be true and correct in all material respects, in the case of any representation or warranty not qualified by materiality or Material Adverse Effect; in the case of foregoing clauses (i) and (ii), on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (d) The Sellers’ Fundamental Warranties, to the extent supplemental dis- closure relevant for such Fundamental Warranties has been made in the Disclosure Schedule (including references therein to the Data Room) with respect to information that becomes available only after the Signing Date, shall, without giving effect to such supplemental disclo- sure, be true and correct in all respects on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (e) The Sellers shall have duly performed and complied in all material re- spects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to Closing; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, the Sellers shall have performed such agreements, covenants and conditions, as so qualified, in all respects. (f) There shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect. (g) All agreements, documents, instruments or certificates required to be executed and/or delivered by the Sellers to the Buyer at or prior to the Closing pursuant to Section 6.2.2 and Section 6.2.3 shall have been exe- cuted and/or delivered. (h) Except in the exercise of its rights attendant to a termination for cause after giving written notice thereof to the Buyer, the Company has not terminated the Managing Director Agreement dated on 3 August 2015 with Harry Clayhills (Managing Director of the Company), nor has the Company given a notice of termination thereof to him.

18 (43) 4.3 Conditions Precedent to Obligations of the Sellers 4.3.1 The obligations of each Seller to enter into Closing hereunder shall be subject to the fulfillment or such Seller’s waiver, at or prior to Closing, of each of the fol- lowing conditions: (a) Other than the Buyer’s Fundamental Warranties, the Buyer’s Warran- ties (i) shall be true and correct in all respects, in the case of any repre- sentation or warranty qualified by materiality or Material Adverse Ef- fect, and (ii) shall be true and correct in all material respects, in the case of any representation or warranty not qualified by materiality or Mate- rial Adverse Effect; in the case of foregoing clauses (i) and (ii), on and as of the Signing Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representa- tions and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (b) The Buyer’s Fundamental Warranties shall be true and correct in all re- spects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). (c) The Buyer shall have duly performed and complied in all material re- spects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to Closing; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, the Buyer shall have performed such agreements, covenants and conditions, as so qualified, in all respects. (d) All agreements, documents, instruments or certificates required to be executed and/or delivered by Buyer to Sellers at or prior to the Closing pursuant to Section 6.2.1 and Section 6.2.3 shall have been executed and/or delivered. (e) All Parent Company Guarantees shall have been fully released or collat- eralized with letters of credit, all as set forth in Section 5.5.1. 4.4 Responsibility for Fulfillment 4.4.1 The Parties shall (i) use all commercially reasonable efforts to procure that the Conditions Precedent are fulfilled as promptly as possible, (ii) make all neces- sary notifications to the relevant authorities or parties, which they are required to make under applicable laws or relevant agreements, as soon as reasonably possible after the Signing Date including with respect to the Required Approv- als, (iii) promptly respond to any requests for further information or clarifica- tions, and (iv) also otherwise conduct the proceedings efficiently and in good faith with a view toward fulfilling the Conditions Precedent expediently. 4.4.2 Each Party shall continuously keep the other Parties reasonably informed about the progress of the notification proceedings and any matter which has resulted in, or could reasonably be expected to result in, the failure of any of the Condi- tions Precedent to be satisfied. Each Party shall cooperate fully with the other Parties in promptly seeking to obtain all such consents, authorizations, orders and approvals in connection with the Conditions Precedent. The Parties shall not willfully take any action that will have the effect of delaying, impairing or impeding the satisfaction of the Conditions Precedent. 4.4.3 The Buyer shall be responsible for and shall bear all costs related to (i) the preparation and filing by the Buyer of any necessary notifications as set out in

19 (43) Section 4.4.1 and (ii) obtaining all permits the Buyer is required to procure un- der any applicable laws necessary to consummate the Transaction. 4.4.4 Prior to signing of this Agreement, the Buyer has conducted its own competi- tion filing analysis and has informed the Sellers that it has not identified any competition issue that would reasonably lead to an assumption of the existence of issues that would materially compromise the consummation of the Transac- tion. Therefore, each Party undertakes, as necessary, to consult with the other Parties in respect of competition issues and the Buyer undertakes, at its own cost and expense, to adopt reasonable so called behavior related measures or arrangements (for the avoidance of doubt, excluding the sale of any of its assets or divestments and recognizing that nothing in this Agreement shall require the Sellers to make payments or incur costs in connection with obtaining the Re- quired Approvals) that are necessary to carry out the Transaction as intended in this Agreement. 5 PRE-CLOSING PERIOD 5.1 Conduct of Business Pending Closing 5.1.1 During the period between the Signing Date and the Closing, but always subject to any restrictions imposed under applicable competition laws, unless other- wise agreed in writing by the Buyer, the Sellers shall, and shall procure that the Group Companies shall: (a) not issue or grant any shares or securities or rights entitling to or con- vertible into shares in a Group Company or offering or granting any op- tion over any part of the share capital of a Group Company; (b) not create any Encumbrance over the Shares or any material assets of the Group Companies; (c) not directly or indirectly, offer to, negotiate with, engage in and/or pro- ceed with any proposals, discussions or negotiations with respect to any sale, transfer or disposition of any shares, interests, business or assets (except as contemplated in (e) and (f) below) of any Group Company with any other person or entity, and shall not enter into any discussions or negotiations with any other person or entity in connection with any such proposals, discussions or negotiations; (d) not enter into any new line of business or discontinue any existing lines of business with respect to any Group Company; (e) not purchase or acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any asset, property, inter- est or business for a purchase price in excess of EUR50,000; (f) not sell, lease, convey or otherwise transfer any assets of the Business involving consideration in excess of EUR50,000; (g) not incur any capital expenditure or any capital commitment or dispose of or realize any capital asset (including shares in any of the Group Companies) or any interest in any such asset, in one or a series of transactions, in the aggregate, in excess of EUR100,000, except for cap- ital expenditures (i) included in any capital expenditure plan approved and disclosed to the Buyer prior to the Signing Date or (ii) consistent with such spending by the Group Companies in the 12 months prior to the Signing Date; (h) not dismiss or give notice of termination to any Key Employee, except for cause; (i) not incur any material indebtedness (whether from the Sellers or their Affiliates or otherwise), nor give any guarantee, indemnity or other

20 (43) agreement to secure, nor incur financial or other obligations with re- spect to any Group Company’s or another person’s obligations; (j) not enter into, alter or terminate any Material Agreement; (k) not alter the terms of any existing borrowing facilities or arrange any additional borrowing facilities; (l) not make any loan (whether to the Sellers or their affiliates or other- wise) or forgive any loan to any person (m) not grant or pay any incentives to any member of the Board, managing director, member of the board of any Subsidiary or Bronto Skylift, Inc. or Key Employees triggered by the Transaction, nor amend or change the existing terms of employment, bonus or incentive arrangement be- tween the Group Companies and such persons; (n) not transfer, assign or grant any license or sublicense of any rights to a third party under or with respect to Intellectual Property Rights owned by any Group Company; (o) not take any actions to place any Group Company into administration or to wind up any Group Company, or adopt any plan of merger, con- solidation or reorganization involving any Group Company; (p) not take or permit, or agree to or commit to, any action that would con- travene any of the covenants set forth in this Section 5.1.1; (q) operate their business, including the Business, in the Ordinary Course of Business; (r) maintain the current organization and business of the Group Compa- nies and preserve the material rights, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Group Companies; (s) maintain all of its material permits necessary for the business of the Group Companies including the Business; (t) pay its debts, Taxes and other obligations when due; (u) maintain the material properties and assets owned, operated or used by the Group Companies in the same condition as they were on the Sign- ing Date, subject to reasonable wear and tear; and (v) maintain the Group Companies’ insurance policies as referenced in Sec- tion 7.2.19.1 in full force and effect without modification, except as re- quired by applicable law. 5.1.2 Nothing in Section 5.1.1 above shall be interpreted to restrict or prevent: (a) any matter consented to or requested by the Buyer in writing (such con- sent not to be unreasonably denied, delayed or conditioned); (b) any matter reasonably undertaken by a Group Company in the best in- terest of such Group Company in any force majeure situation; (c) the undertaking or performance of any obligations in the Ordinary Course of Business pursuant to any agreement entered into by a Group Company; (d) any action that is specifically described in the Disclosure Schedule; (e) any action that is reasonably required to advance and complete the sep- aration of the Group Companies and the Business from the Sellers and their Affiliates (other than the Group Companies); or (f) any action pursuant to a requirement under applicable laws; or any ac- tion required under this Agreement to be taken.

21 (43) 5.2 Access to Information and Persons 5.2.1 During the period between the Signing Date and the Closing, the Sellers shall, and shall cause the Group Companies to, in response to reasonable requests of the Buyer or any of its representatives relating to this Agreement and the con- summation of the Transaction and to the extent permitted by any applicable competition or other relevant laws, during normal business hours of the Group and subject to sufficient prior written notice from the Buyer as well as the right for a representative of the Sellers to participate: (a) afford the Buyer and its representatives reasonable access to and the right to inspect all of the real properties, assets, premises, books and records, contracts and other documents and data related to any Group Company or the Business, (b) afford the Buyer and its representatives reasonable access to discuss with persons defined to have Sellers’ Knowledge and other key management members and employees of the Group Companies, (c) furnish the Buyer and its representatives with rea- sonable financial, operating and other data and information related to any Group Company or the Business (to be provided at the Buyer’s cost, if the Buy- er’s request requires the Sellers or the Group to produce or compile data or in- formation not previously produced or compiled and such request requires ex- penditure of out-of-pocket expenses which shall not include any salary or fixed business and operating costs), and (d) afford the Buyer access to Harry Clayhills to discuss the terms and conditions of his employment with the Com- pany after Closing. 5.3 Notice of Certain Events 5.3.1 During the period between the Signing Date and the Closing, a Party shall promptly notify the other Parties in writing of: (a) any fact, circumstance, event or action the existence, occurrence or tak- ing of which has resulted in, or could reasonably be expected to result in, (i) in the case of a Seller, any Sellers’ Warranties not being true and correct, and (ii) in the case of the Buyer, any Buyer’s Warranties not be- ing true and correct; (b) (i) in the case of a Seller, Sellers’ actual knowledge of a circumstance, event or action occurring after the Signing Date that causes any Buyer’s Warranties not to be true and correct, or (ii) in the case of Buyer, Buy- er’s actual knowledge of a circumstance, event or action occurring after the Signing Date that causes any Sellers’ Warranties not to be true and correct; (c) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the Transactions; and (d) any notice or other communication from any Governmental Authority in connection with the Transaction. The Parties acknowledge and agree that any breach of Section 5.3.1(b) shall on- ly prevent a Party required to provide notice thereunder from bringing a Claim after the Closing asserting that either the Sellers' Warranties or the Buyer's Warranties (as the case may be) were not true and correct. 5.3.2 In addition to Section 5.3.1, the Sellers shall notify the Buyer of (i) any material changes to the Company's workforce composition in advance of such changes, and (ii) any updates and developments relating to any tax audit relating to any Group Company, referenced in Section 7.2.17.1(c) or otherwise. 5.4 Transfer of Employees to Bronto Skylift, Inc. 5.4.1 The Sellers shall use commercially reasonable efforts at their own cost and ex- pense to obtain written consents (in a form and substance acceptable to the

22 (43) Buyer) from, or otherwise cause through other arrangements, all employees se- conded to and working at Bronto Skylift, Inc. as of the Signing Date (Inc. Se- conded Employees) to transfer to Bronto Skylift, Inc. on the Closing Date. Any retirement allowance or other severance payment payable to the Inc. Se- conded Employees upon the termination of their employment with FS Corpora- tion shall be borne by FS Corporation. Subject to the exercise of commercially reasonable efforts as described above, the Sellers grant no assurance that any Seconded Employees will remain employees of Bronto Skylift, Inc. following the Closing, however the Sellers will provide the Buyer with all reasonable assis- tance to help Buyer in Buyer's recruiting efforts, if any, to ensure such employ- ees remain employed by Bronto Skylift, Inc. following the Closing. 5.5 Obtaining Consents and Providing Notices to Third Parties, and Deregistration 5.5.1 The Sellers shall use commercially reasonable efforts at their own cost and ex- pense to obtain written consents (in a form and substance acceptable to the Buyer) to the consummation of the Transaction from the parties as specified in Schedule 5.5.1(i) as soon as practicable after the Signing Date and no later than the Closing Date. The Sellers and the Buyer shall reasonably cooperate to cause the release of the Parent Company Guarantees by the lenders as specified in Schedule 5.5.1(ii) as soon as practicable after the Signing Date and no later than the Closing Date (it being understood that such cooperation by the Buyer in- cludes its offer to (i) provide, effective as of the Closing Date, guarantees that are substantially equivalent to the Parent Company Guarantees upon reasona- ble request of the applicable lenders, or (ii) provide, effective as of the Closing Date, letters of credit that the Sellers may reasonably require. 5.5.2 As soon as practicable after the Signing Date and no later than the Closing Date, the Sellers shall cause the Company to give written notice (in a form and sub- stance acceptable to the Buyer) in connection with the Transaction to the par- ties as specified in Schedule 5.5.2. 5.5.3 The Sellers shall use commercially reasonable efforts at their own cost and ex- pense to cause the deregistration of the leasehold for the benefit of Sadepo Oy which has been registered for the real estate owned by Bronton Kiinteistöt Ky (Sadepo Oy Leasehold) as soon as practicable after the Signing Date and no later than the Closing Date. 6 CLOSING 6.1 Closing Date and Venue 6.1.1 The Closing Date shall be January 29, 2016 or such other date as may be agreed between the Parties in writing. 6.1.2 The Closing shall take place on the Closing Date starting at the time as may be agreed between the Parties at the offices of Castrén & Snellman Attorneys Ltd, Eteläesplanadi 14, FI-00130 Helsinki, Finland. 6.2 Deliveries for Closing 6.2.1 At or prior to Closing, the Buyer shall deliver to the Sellers, or take or cause to be taken such action, as set forth in the following: (a) the Buyer shall deliver to the Sellers evidence of the receipt or delivery, as the case may be, of the Required Approvals; (b) the Buyer shall pay and the Sellers shall receive the Initial Purchase Price in accordance with Section 3.2;

23 (43) (c) the Buyer shall pay any transfer tax and other costs levied on the trans- fer of the Shares (if any) and, at its own expense, properly file all neces- sary transfer tax and other documentation with respect to any transfer tax and provide the Sellers with evidence of such payment and filing; 6.2.2 At or prior to Closing, the Sellers shall deliver to the Buyer, or take or cause to be taken such action, as set forth in the following: (a) the Sellers shall deliver to the Buyer evidence of the receipt or delivery, as the case may be, of the Required Approvals; (b) the Sellers shall sell and transfer the full and unrestricted ownership and title to the Shares to the Buyer or the Company (as applicable); (c) the Sellers shall deliver to the Buyer the share certificates representing the Shares duly endorsed to the Buyer of the Company (as applicable); (d) the Sellers shall deliver evidence that all amounts reflected in the Intra- Group Net Indebtedness as indebtedness (including any accrued and unpaid interest) and liabilities of the Group Companies, if any, have been repaid in full based upon an updated specification of Intra-Group Net Indebtedness as per the Closing to be delivered by the Sellers to the Buyer not less than 1 Business Day prior to Closing; (e) the Sellers shall deliver evidence that all amounts reflected in the Intra- Group Net Indebtedness as indebtedness (including any accrued and unpaid interest) and liabilities of the Sellers or their Affiliates, if any, have been repaid in full based upon an updated specification of Intra- Group Net Indebtedness as per the Closing to be delivered by the Sellers to the Buyer not less than 1 Business Day prior to Closing; (f) the Sellers shall deliver evidence that (i) the Group Companies’ partici- pation (if any) in the Sellers group’s cash pool arrangement and (ii) the Management Service Agreement have been terminated at the latest on the Closing Date and any sums owed by or to the Group Companies in relation thereto have been fully repaid; (g) the Sellers and their relevant Affiliates (if applicable) and the Company shall execute the Transitional Services Agreement materially in accord- ance with the principles set out in Schedule 6.2.2(g) and the Sellers shall provide a true and complete copy thereof to the Buyer; (h) the Sellers shall provide the Buyer with letters of resignation, effective on the Closing Date, confirming (i) the resignation of such members of the board of directors of the Group Companies as the Buyer may desig- nate 10 Business Days prior to the Closing and (ii) that none of the re- signed persons have any claims, for compensation or otherwise, against any Group Company in the forms of Schedule 6.2.2(h); (i) the Sellers shall provide to the Buyer a certificate, dated the Closing Date and signed by a duly authorized officer of each Seller, that each of the conditions set forth in items (a), (b), (e), (f) and (h) of Section 4.2.1 have been satisfied; (j) the Sellers shall provide to the Buyer a certificate of the Secretary (or equivalent officer) of each Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of di- rectors of such Seller authorizing the execution, delivery and perfor- mance of this Agreement, and the consummation of the Transaction, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Transaction; (k) the Sellers shall provide to the Buyer a certificate of the Secretary (or equivalent officer) of each Seller certifying the names and signatures of the officers of such Seller authorized to sign this Agreement, and the other documents to be delivered hereunder;

24 (43) (l) if applicable, the Sellers shall provide to the Buyer an original copy of the employment agreement between the Company and Harry Clayhills dated August 3, 2015; and (m) the Sellers shall provide to the Buyer evidence of the filing of applica- tion for the deregistration of the Sadepo Oy Leasehold. 6.2.3 At or for Closing, the Parties shall deliver to each other, or take or cause to be taken such action, as set forth in the following: (a) FS Corporation and FS Europe shall sell and transfer to the Buyer, and the Buyer shall purchase and assume, the Company Shares for that por- tion of the Purchase Price as is allocated as set out in Schedule 3.1.3; and then (b) FS Corporation shall sell and transfer to the Company and the Compa- ny shall purchase and assume the Inc. Shares for that portion of the Purchase Price as is allocated as set out in Schedule 3.1.3; and then; (c) FS Europe shall sell and transfer and the Company shall purchase and assume the Transferred Ky Partnership Interests owned by it for that portion of the Purchase Price as is allocated as set out in Schedule 3.1.3. (d) each Party shall deliver to the other all certificates and other docu- ments reasonably required to be delivered by such Party to consum- mate the Transaction; and (e) the Parties shall sign and execute a closing memorandum, confirming and evidencing the completion of the closing deliveries in the order set out in this Agreement including in Section 6.2 and the completion of the Closing. For the avoidance of doubt, all Tax filings made in connec- tion with the Transaction shall reflect such sequencing. 6.2.4 Subject to the sequencing provisions of Sections 2 and 6.2.3 above, all deliveries to be made and actions to be taken at the Closing shall be deemed to have oc- curred in the correct order as a part of a single transaction. 7 SELLERS’ REPRESENTATIONS AND WARRANTIES 7.1 General 7.1.1 The Buyer confirms that it has performed the Due Diligence Review prior to the Signing. 7.1.2 The Buyer confirms that it has not relied on and has not been induced to enter into this Agreement or proceed to Closing on the basis of any express or implied warranties or other statements whatsoever other than the Sellers’ Warranties set out in this Section 7, and that the Sellers shall have no liability towards the Buyer based on any other warranty or information, express or implied, or any other agreement or statute or on any other ground, except in the case of fraud or criminally sanctioned acts. 7.1.3 Having regard to the above, the Sellers jointly and severally represent and war- rant to the Buyer that the Sellers’ Warranties are on the Signing Date and will be on the Closing Date true and correct (except those of the Sellers’ Warranties that address matters only as of a particular date or only with respect to a specif- ic period of time, which need only be true and correct as of such date or with re- spect to such date or period). 7.1.4 The Sellers’ Warranties are qualified by the disclosures in the Disclosure Schedule and the Phase I Environmental Report, so that the Sellers shall not be deemed in breach of Sellers’ Warranties to the extent a risk, fact, matter or event has been fairly disclosed in the Disclosure Schedule or the Phase I Envi- ronmental Report with sufficient particularity to enable a reasonable buyer to

25 (43) assess the impact of the risk, fact, matter or event or to make a reasonable buy- er sufficiently aware of such risk, fact, matter or event to present inquiries re- lated thereto to the Sellers. Except as qualified by the disclosures in the Disclo- sure Schedule (including items in the Data Room referenced therein) and the Phase I Environmental Report, the Sellers’ Warranties are not qualified by any information disclosed in the Data Room, any Due Diligence Review, any other investigation conducted or by any knowledge acquired or could have been ac- quired by the Buyer prior to the Signing Date. 7.2 Sellers’ Warranties 7.2.1 Organization and Existence of Sellers 7.2.1.1 Each Seller is a legal entity duly organized and validly existing under the laws of the jurisdiction of its incorporation. 7.2.1.2 No order has been made and no resolution has been passed for or regarding the initiation of any insolvency proceedings or the winding-up of the Sellers, and no meeting has been convened and no petition has been presented for such pur- pose. No administration order has been made in respect of the Sellers, and no petition for such an order has been presented in respect of the Sellers. No trus- tee, liquidator, receiver, administrator, or other similar person has been ap- pointed in respect of the Sellers or any of their assets. 7.2.2 Power and Authorization of Sellers; Enforceable Agreement; Authority Approvals 7.2.2.1 The Sellers have the full legal and corporate power and authority to enter into this Agreement and to consummate the Transaction. 7.2.2.2 This Agreement constitutes a valid and binding obligation of the Sellers en- forceable against the Sellers in accordance with the terms of this Agreement. The execution of this Agreement, the consummation of the Transaction, and the fulfillment of the terms hereof will not result in a breach of any judgment or or- der of any court, Governmental Authority or other body, any applicable law or regulation, the articles of association or by-laws of the Sellers or the Group Companies or any agreement binding on the Sellers, or any license or other qualification necessary to carry out the business of the Sellers as presently con- ducted. 7.2.2.3 No notice to, approval or consent of, or waiver from any Governmental Authori- ty other than the Required Approvals is required to be made, obtained or ef- fected by the Sellers in connection with the execution of this Agreement or the consummation of the Transaction by the Sellers. 7.2.3 Title and Authority to Transfer the Shares 7.2.3.1 The Sellers own the Shares and have full power and authority to sell and trans- fer the Shares in accordance with the terms of this Agreement. 7.2.3.2 The Shares are freely transferable to the Buyer or the Company (as applicable) and are free and clear of any Encumbrances, and all transfer and other taxes levied on or in relation to previous transfers of the Shares, if any, have been du- ly paid. 7.2.3.3 Upon the Closing in accordance with the terms of this Agreement, the title to, and any and all other rights of and interests in, all of the Shares will transfer to the Buyer or the Company (as applicable), free and clear of any Encumbrances.

26 (43) 7.2.4 Organization and Existence of the Company and the Subsidiaries 7.2.4.1 The Company is a legal entity duly organized and validly existing under the laws of Finland as evidenced by the official, registered information set out in Schedule 7.2.4.1. 7.2.4.2 Each of the Subsidiaries and Bronto Skylift, Inc. is a legal entity duly organized and validly existing under the laws of its incorporation as evidenced by the offi- cial registered information set out in Schedule 7.2.4.2. 7.2.4.3 No order has been made and no resolution has been passed for or regarding the initiation of any insolvency proceedings or the winding-up of any of the Group Companies, and no meeting has been convened and no petition has been pre- sented for such purpose. No administration order has been made in respect of any of the Group Companies, and no petition for such an order has been pre- sented in respect of any of the Group Companies. No trustee, liquidator, receiv- er, administrator, or other similar person has been appointed in respect of any of the Group Companies or any of their assets. 7.2.5 Ownership in Subsidiaries and Other Participations 7.2.5.1 The Company owns, directly or indirectly, and free and clear of any Encum- brances, the shares in the Subsidiaries set out in Schedule 7.2.5.1, and there are no other direct or indirect subsidiaries of the Company other than as set forth in Schedule 7.2.5.1. 7.2.5.2 The Group Companies do not hold, directly or indirectly, any shares or other interests in any legal persons other than set out in Schedule 7.2.5.2. 7.2.6 Capitalization 7.2.6.1 The Shares and the shares in the Subsidiaries have been legally and validly is- sued and are fully paid up. There are no warrants, options, convertibles, or oth- er instruments or rights, or any agreements to which the Sellers or any of the Group Companies are bound, providing for the issuance of any additional shares in the Company, in the Subsidiaries or in Bronto Skylift, Inc. There are no stock appreciation, phantom stock, profit participation or similar rights in the Shares and the shares in the Subsidiaries and Bronto Skylift, Inc. Except for the Shares, there are no instruments or any agreements carrying the right to vote on any matter with respect to the Company or Bronto Skylift, Inc. in exist- ence. 7.2.7 Corporate Records and Documentation 7.2.7.1 The current Articles of Association, the trade register certificates and equivalent documents of each of the Group Companies are attached hereto as Schedules 7.2.4.1 and 7.2.4.2. 7.2.7.2 Corporate records and documentation are prepared and kept by the Group Companies in accordance with applicable laws in all material respects. All of the minute books and stock record books of the Group Companies have been made available in the Data Room, and are complete and correct and have been maintained in accordance with sound business practices. The minute books contain accurate and complete records of all meetings and actions by written consent of the stockholders and the board of directors, and no meeting or ac- tion by written consent of any such stockholders or board of directors has been held for which minutes have not been prepared and are not contained in such minute books.

27 (43) 7.2.8 Financial Information 7.2.8.1 The Statutory Accounts (i) have been prepared in accordance with applicable Accounting Principles, and (ii) fairly present the financial condition and the re- sults of the operations of the Company and each Group Company, as applicable, as of the respective dates and for the respective periods covered in the Statutory Accounts. 7.2.8.2 The Management Accounts attached hereto as Schedule 7.2.8.2 are complete and not misleading. The Management Accounts have been prepared in accord- ance with the Management Accounts Accounting Principles. 7.2.8.3 Except (i) as referenced in the Statutory Accounts or the Management Accounts, (ii) for liabilities and obligations incurred in the Ordinary Course of Business since the Accounts Date, or (iii) for liabilities and obligations which would not be required to be disclosed in the Statutory Accounts or the Management Ac- counts, the Group Companies have no material debt, obligations or liabilities, contingent or otherwise. 7.2.9 Personal Property 7.2.9.1 The Company has title to and is in possession of all of the personal property recorded in the Statutory Accounts and Management Accounts or acquired since the Accounts Date (except for assets disposed of in the Ordinary Course of Business or that are leased or licensed). 7.2.9.2 The personal property of the Group Companies comprise all the personal prop- erty necessary to carry on the Business in the manner and to the extent con- ducted immediately before the Signing or Closing as applicable. 7.2.10 Real Property and Business Premises 7.2.10.1 Schedule 7.2.10.1 contains a complete list of the real property owned, leased, or otherwise used or held by the Group Companies. 7.2.10.2 The Group Companies have been and are duly registered as the owners of the Real Property indicated as being owned by them in the title register as set out in Schedule 7.2.10.1. The Group Companies have good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a valid leasehold interest in, all Real Property. 7.2.10.3 The Real Property comprises all real property necessary to carry on the Busi- ness in the manner and to the extent conducted immediately before the Signing or Closing as applicable. 7.2.10.4 The Group Companies are entitled, based on lease agreements, to use all busi- ness premises in the manner used by them immediately before the Signing or Closing as applicable. 7.2.11 Intellectual Property Rights 7.2.11.1 All Intellectual Property Rights required by the Group for the conduct of the Business in the manner and to the extent conducted immediately before the Signing or Closing as applicable are duly owned or validly licensed to the Group. 7.2.11.2 There are no pending legal proceedings, disputes or other claims related to the legality, validity, misuse, enforceability or ownership of any Intellectual Proper- ty Rights, or any material agreement between a Group Company and a third party with respect to the Intellectual Property Rights nor, to the Sellers’

28 (43) Knowledge, have any such legal proceedings, disputes or other claims been threatened. 7.2.11.3 To the Sellers’ Knowledge, no Intellectual Property Rights are being infringed or threatened by infringement. No Group Company has sent any notice of any such infringement and, to the Sellers’ Knowledge, no circumstances or grounds exist upon which any Group Company could present any such claim. 7.2.11.4 To the Sellers’ Knowledge, the conduct of the Business as currently and former- ly conducted by the Group have not infringed, misappropriated or otherwise vi- olated, and do not and will not infringe, misappropriate or otherwise violate the Intellectual Property Rights or other rights of any third party. 7.2.12 Business Products 7.2.12.1 The Group has taken reasonable actions to avoid defects relating to the Busi- ness Products developed, produced or provided by the Group. Schedule 7.2.12.1 contains an accurate summary of all information relating to any material per- formance or functionality problem or issue with respect to any Business Prod- uct which does, or may reasonably be expected to, materially affect the value, functionality, or fitness for the intended purposes of the same. 7.2.12.2 All inventory of the Company reflected in the Closing Accounts consists of a quality and quantity usable and salable in the Ordinary Course of Business, ex- cept for obsolete, damaged, defective or slow-moving items that have been writ- ten off or written down to fair market value or for which adequate reserves have been established. The quantities of each item of inventory (whether raw materi- als, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of the Company. 7.2.13 Information Technology 7.2.13.1 The Group owns or has sufficient licenses or other rights to use all Computer Technology for the purpose of conducting the Group’s operations as conducted immediately before the Signing or Closing as applicable. To the Sellers' Knowledge, there are no material defects relating to the Computer Technology. To the Sellers’ Knowledge, the use by the Group of the Computer Technology as currently and formerly conducted, have not infringed, misappropriated or oth- erwise violated, and do not and will not infringe, misappropriate or otherwise violate the Intellectual Property Rights or rights of any third party. 7.2.14 Agreements 7.2.14.1 Each Material Agreement constitutes the legal, valid and binding obligations of the applicable Group Company and, to the Sellers’ Knowledge, the other parties, and is enforceable against them in accordance with its terms. There is no other agreement that is material to the Business other than the Material Agreements. 7.2.14.2 No Group Company is in default under any Material Agreement and no Group Company has received or given notice of any material breach of or termination of any Material Agreement or is in material breach of any Material Agreement. No counterparty of any Group Company is in material breach of any Material Agreement or has indicated giving notice of termination of any Material Agreement. To the Sellers’ Knowledge, there is no threat of any Group Compa- ny or any counterparty breaching or defaulting in any material respect under any Material Agreement. No event or circumstance has occurred that would constitute an event of default under any Material Agreement or result in a ter- mination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder with or without no- tice or lapse of time.

29 (43) 7.2.14.3 The Group Companies have access, on reasonable terms, to all material goods and services necessary for them to carry on their operations and the Business as conducted immediately before the Signing or Closing as applicable and, to the Sellers’ Knowledge, the Group Companies will continue to have such access on reasonable terms after the Signing and after the Closing Date. 7.2.14.4 Except as disclosed in Schedule 7.2.14.4, no consent or approval by, notice to any counterparty to any agreement to which any Group Company is a party is required in connection with the execution of this Agreement or the consumma- tion of the Transaction. 7.2.15 Related Party Transactions 7.2.15.1 Except for the Related Party Agreements, there are no contracts, undertakings or transactions between any Group Company and any of the Sellers or their Af- filiates. 7.2.15.2 All Related Party Agreements and any other agreements and transactions among any Group Company and any of the Sellers or their Affiliates that were made in the past 5 years have been entered into on arm’s-length terms. 7.2.16 Employment Matters and Pensions 7.2.16.1 A true, complete, and current list of all Key Employees of the Group Companies and their overall remuneration (i.e. salaries, fringe benefits and any other em- ployment benefits) is set out in Schedule 7.2.16.1. 7.2.16.2 No Key Employee has given notice or been given notice of termination regard- ing his/her employment with the Group Companies nor, to the Sellers’ Knowledge, has any such person threatened or been threatened with such ac- tion. 7.2.16.3 The Group Companies have in all material respects complied with the obliga- tions under any applicable labor laws, applicable collective labor agreements and other employment related agreements, including terminated agreements. The Group Companies are not a party to, bound by, or negotiating any collec- tive bargaining agreement or other contract with a union, works council or la- bor organization. There has never been, nor has there to the Sellers’ Knowledge been any threat of, any strike, slowdown, work stoppage, lockout, concerted re- fusal to work overtime or other similar labor disruption or dispute affecting any Group Company or any of its employees. 7.2.16.4 None of the Key Employees have received or are entitled to receive any financial incentives, from any Group Company, which are dependent upon the comple- tion of the Transaction. 7.2.16.5 Employee Benefit Plans (a) A true and complete list of all Employee Benefit Plans relating to the current or former employees of the Group Companies which are main- tained, sponsored or contributed to by the Group Companies or in re- spect of which any Group Company has any material liability, are pro- vided in the Data Room. (b) All required or discretionary (in accordance with historical practices) payments, premiums, contributions, reimbursements or accruals have been made or paid when due or properly accrued in the financial state- ments of the Group Companies including the Statutory Accounts and Management Accounts; and each Employee Benefit Plan is fully insured and claims with respect to any participant or covered dependent under such Employee Benefit Plan could not result in any uninsured liability;

30 (43) (c) There have been no violations of any applicable laws or regulations with respect thereto (including in connection with sex, gender, age or other discrimination), and the Group Companies (and the trustees of any Employee Benefit Plan) have performed and complied with all of their obligations with respect thereto and each of the Employee Benefit Plans has, at all times, in form, operation and substance complied with its terms; and there are no actions, suits, proceedings, hearings or investi- gations pending (other than routine claims for benefits) and, to Sellers’ Knowledge, no such actions, suits, proceedings, hearings or investiga- tions are threatened; (d) No Employee Benefit Plan provides health, medical or life insurance benefits with respect to any currents or former employees beyond their retirement or other termination of service other than (i) coverage man- dated by applicable law, or (ii) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary); (e) No representations or communications, oral or written, with respect to participation, eligibility for benefits, vesting, benefit accrual, or cover- age under the Employee Benefit Plans have been made to any partici- pant or beneficiary thereof other than those which are in accordance with the terms and provisions of such Employee Benefit Plans. All rec- ords and information necessary or appropriate in administering the Employee Benefit Plans or legally required to be kept are maintained in good order. All such records are true, accurate and complete. 7.2.17 Taxes 7.2.17.1 With respect to matters relating to the Taxes of the Group Companies: (a) All Tax Returns required to be filed with the tax or other authorities on or before the Closing Date by the Group Companies have been timely filed. Such Tax Returns are true, complete and correct in all material respects. The Seller has provided in the Data Room copies of all federal, state, local and foreign income, franchise and similar Tax Returns, ex- amination reports, and statements of deficiencies assessed against, or agreed to by, the Group Companies for all Tax periods beginning with fiscal year 2012. (b) All Taxes due and owed by the Group Companies (whether or not shown on any Tax Return) have been timely paid. No Group Company is liable for any Taxes with respect to any periods ending prior to and including the Accounts Date in excess of Taxes assessed or collected based on the Tax Returns or the reserves recorded in the Statutory Ac- counts and Management Accounts for unpaid Taxes. Each Group Com- pany has withheld and paid in due time all Taxes required to have been withheld and paid by such Group Company in connection with amounts paid or owing to any employee, independent contractor, creditor, cus- tomer, shareholder or other party, and complied in all material respects with information reporting and backup withholding provisions of appli- cable law. (c) The Group Companies have not received from any Tax authority any written notice of proposed deficiency assessment against the Group Companies or notice of audit (except for a notice of audit received by the Company on 5 October 2015 relating to fiscal years 2013 and 2014) or claim in relation to any Taxes which has not since been satisfied by payment, settled or been withdrawn. (d) All deficiencies asserted, or assessments made, against any Group Company as a result of any examinations by any taxing authority have been fully paid.

31 (43) (e) No Group Company is a party to any Action by any taxing authority. There are no pending or threatened Actions relating to a Group Com- pany by any taxing authority. (f) There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Group Companies. (g) No Group Company is a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement. (h) No private letter rulings, technical advice memoranda or similar agree- ment or rulings have been requested, entered into or issued by any tax- ing authority with respect to any Group Company. 7.2.18 Environmental Matters; Health and Safety 7.2.18.1 The Group Companies have obtained and is, in compliance with, all licenses, permits and authorizations required to be obtained by the Company under ap- plicable Environmental Laws for the conduct of the Business (Environmental Permits), and all Environmental Permits are in full force and effect and any necessary renewal applications have been timely submitted. To the Sellers’ Knowledge, there have been no notice or written communication from any Governmental Authority regarding suspension, revocation or any other materi- al adverse change in the status or terms and conditions of any Environmental Permit. 7.2.18.2 The Group Companies have no, and will not have after the Closing any, envi- ronmental, health, or safety liabilities, including compensation for damage caused to the environment or for the health of individuals related to the period prior to the Closing Date. The Group Companies are, and have been, in compli- ance with all Environmental Laws in all material respect, and, none of the Sellers or Group Companies has received any notice or written communication from any Governmental Authority or any other person alleging violation of, or liability under, any applicable Environmental Law. There is no litigation, arbi- tration or similar proceeding pending or, to Sellers’ Knowledge, threatened against any Group Company under any Environmental Law, and there is no outstanding order from any Governmental Authority issued under any Envi- ronmental Law against any Group Company. No Group Company has assumed or undertaken by contract or, to Sellers’ Knowledge, operation of law any liabil- ity arising under any Environmental Law of any other person. 7.2.18.3 There has been no Environmental Release by any Group Company or any other person at any facilities or real property currently or formerly owned, leased or otherwise used by any Group Company or any other location. There has been no exposure by any Group Company of any employee or any third party to any Hazardous Materials under circumstances reasonably expected to give rise to any material liability or obligation under any Environmental Law. 7.2.19 Insurance 7.2.19.1 The Group Companies’ insurance policies are equivalent to those generally used in businesses similar in size and engaged in similar fields of operation to the Business. There are no material claims by any Group Company pending under any such insurance policies. Such insurance policies are in full force and effect and shall remain in full force and effect following the consummation of the Transaction except for the policies under the Sellers’ insurance policy. 7.2.20 Litigation and Claims 7.2.20.1 No Group Company is involved as a party in any litigation or court proceeding or any other material Action, nor is there, to the Sellers’ Knowledge, any threat of any such litigation or court proceeding or any other material Action. There is no out- standing judgment, ruling, arbitral award, or other decision (including provi-

32 (43) sional remedies and injunctions) imposing any material liabilities on any Group Company or otherwise affecting them in any material respect. There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting any Group Company or any of its properties or as- sets. 7.2.20.2 There is no material (i) complaint or other claim which has been presented by any third party (including authorities) against any Group Company, (ii) com- plaint or other claim which has been presented by any of the Group Companies against any third party (including authorities), nor (iii) to the Sellers’ Knowledge, any threat of any such complaint or other claim. 7.2.21 Compliance with Laws and Permits 7.2.21.1 Each Group Company has, in full force and effect, all material licenses, permits, and other qualifications necessary to carry on its Business in the manner and to the extent conducted immediately before the Signing or Closing as applicable. Each Group Company complies in all material respects with all applicable laws and regulations (including laws and regulations with respect to anti-corruption, anti-money laundering, personal data privacy and economic sanctions) and all licenses, permits, and other qualifications, if any, necessary to carry out its Business. 7.2.21.2 To the Sellers’ Knowledge, no circumstances prevail that may result or are likely to result in modification, supervision, revocation, or non-renewal of any exist- ing license, permit, or other qualification. There is no pending action and, to the Sellers’ Knowledge, no threatened action that seeks the revocation of any such license, permit, or other qualification. 7.2.22 Ordinary Course of Business 7.2.22.1 No Group Company has taken any action that is outside the Ordinary Course of Business since the Accounts Date. Since the Accounts Date, there has not been any Material Adverse Effect. 7.2.23 No Brokers 7.2.23.1 No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction or Agreement based upon arrangements made by or on behalf of the Sellers. 7.2.24 True Disclosure 7.2.24.1 The information disclosed to the Buyer or its representatives, including all doc- uments provided in the Data Room, are true, correct and complete in all mate- rial respects on the date of its disclosure and no other information which ren- ders any such information materially misleading exists. 7.2.25 No Other Warranties 7.2.25.1 It is specifically stated and agreed that the Sellers have not made, and the Buyer has not relied on, any expressed or implied warranties regarding the Sellers, the Shares, the Business or the Group Companies other than those contained in Section 7.2. 7.2.25.2 Without limiting the generality of the foregoing, the Sellers make no warranty to the Buyer with respect to, and assume no liability towards the Buyer based on, any matters relating to the financial projection or forecast relating to the Business or Group Companies (whether or not such projection or forecast has been included in the Disclosure Material). With respect to any financial projec-

33 (43) tion or forecast that may have been delivered by or on behalf of the Sellers to the Buyer or the Buyer’s advisors, the Buyer acknowledges that (a) there are uncertainties inherent in attempting to make such financial projections and forecasts, and (b) it has no claim against the Sellers with respect such financial projections and forecasts. 8 COMPENSATION 8.1 Compensation by the Indemnifying Party 8.1.1 Subject to the qualifications and limitations set out in this Section 8, (i) the Sellers, on a joint and several basis, undertake to compensate the Buyer for any Loss arising out of or relating to any breach by the Sellers of this Agreement in- cluding breach of the Sellers’ Warranties, and (ii) the Buyer undertakes to com- pensate the Sellers for any Loss arising out of or relating to any breach by the Buyer of this Agreement including breach of the Buyer’s Warranties. For pur- poses of this Agreement, the Indemnified Party means any party entitled to compensation under this Section 8 and the Indemnifying Party means any party providing such compensation under this Section 8. Any Loss for which the Sellers are the Indemnifying Party liable to compensate the Buyer as the In- demnified Party under this Section 8.1.1 and 8.1.2 shall be treated as a reduc- tion of the Purchase Price. The remedy under this Section 8.1.1 and 8.1.2 shall be exclusive, and it is specifically agreed that no other remedy under the Finn- ish Sale of Goods Act (355/1987, as amended), or on any other ground (includ- ing the right to terminate or rescind this Agreement) shall be available to an In- demnified Party except in the case of fraud or criminally sanctioned acts com- mitted by the other party. 8.1.2 In addition to the indemnification under Section 8.1.1, and notwithstanding any other provision of this Agreement and any matters disclosed in the Disclo- sure Material, the Sellers, on a joint and several basis, undertake to compensate the Buyer for any Loss arising out of or relating to: (a) Any Tax assessed upon any Group Company in connection with the Company’s financial support in 2012 to Bronto Skylift Deutschland GmbH, a German subsidiary of the Company; (b) Any violation of or non-compliance with labor laws or regulations in connection with the termination of the Company’s employees imple- mented prior to the Closing; or (c) Any violation of or non-compliance with laws and regulations with re- spect to anti-corruption, anti-money laundering, and economic sanc- tions arising from any act or omission of any Group Company, any of its former or current employees or any other person who acted on behalf of any Group Company prior to the Closing; and any such act or omission that leads to a proceeding alleging any such violation or non- compliance, regardless of whether such proceeding results in conviction or settlement with or without admission of wrongdoing. (d) Notwithstanding any other provision of this Agreement, no limitation on liability specified in Sections 8.2.2–8.2.4 shall be applicable to the compensation available to the Buyer under this Section 8.1.2. 8.2 Limitation of Indemnifying Party’s Liability 8.2.1 Limitations of Liability 8.2.1.1 The Indemnifying Party’s liability to compensate a Loss arising out of or relat- ing to a breach by the Indemnified Party of any of its warranties in this Agree- ment shall be limited as specified in Sections 8.2.2–8.2.4.

34 (43) 8.2.2 Monetary limitations 8.2.2.1 The Indemnified Party shall not be entitled to any compensation: (a) for an individual Loss, or a series of related Losses, the value of which is less than EUR 50,000 (Deductible); and (b) unless the aggregate amount of such recoverable individual Loss or se- ries of related Losses (which, for the avoidance of doubt, includes the full amounts, from the first euro of the Deductible, of each Loss or se- ries of related Losses that equal or exceed the Deductible) amounts to at least EUR 900,000 (the Basket), in which case the Buyer shall be compensated for the full amount of such Losses exceeding the Basket. 8.2.2.2 The Indemnifying Party’s aggregate maximum liability based on this Agree- ment shall not exceed 15% of the Purchase Price actually received by the Sellers. 8.2.3 Time limitations 8.2.3.1 No Claim for a breach by the Indemnified Party of any of its warranties in the Agreement shall be made by an Indemnified Party against the Indemnifying Party unless made in writing, accompanied by reasonable particulars specifying the nature of the breach and the estimated amount of Losses, within 12 months from the Closing Date, except for Claims based upon breach of: (a) the Fundamental Warranties, which can be made indefinitely; (b) the Sellers’ Warranties set out in Section 7.2.18 (Environmental Mat- ters; Health and Safety), which can be made for a period of 4 years from the Closing Date; and (c) the Sellers’ Warranties set out in Section 7.2.17 (Taxes), which can be made until 2 months following the expiration of the period available for the relevant authorities to make any decisions regarding Taxes that can generate a Loss. For the avoidance of doubt, an Indemnified Party’s Claim that is made in ac- cordance with this Section 8 within the aforementioned time limits shall sur- vive until final resolution of such Claim; and the Indemnified Party’s estimated amount of Losses in respect of its Claim may be based on contingent losses and such amount may be finalized after the contingent losses cease to be contingent even in the event such finalization occurs after the expiry of the aforementioned time limits. 8.2.4 Other limitations 8.2.4.1 The Sellers shall not be liable to compensate a Loss if and to the extent such Loss: (a) relates to the Sellers’ Warranties and derives directly from a risk, fact, matter, occurrence or event that was disclosed in the Disclosure Sched- ule, or (b) results from any change in accounting or tax policy or practice of the Buyer or any Group Company introduced or having effect after the Clos- ing Date. 8.2.4.2 The Indemnifying Party shall not be liable to compensate a Loss if and to the extent such Loss: (a) is actually recovered by the Indemnified Party under an insurance poli- cy or from a third party;

35 (43) (b) is attributable to any legislation not in force on the Closing Date or any change of legislation, requirement or administrative practice not in force on the Closing Date; (c) could have been avoided had the Indemnified Party made its reasonable efforts to mitigate such Loss; (d) is solely attributable to an act or omission carried out by the Indemni- fied Party, or with the express written approval of the Indemnified Par- ty; or (e) is reflected by a specific and express provision or allowance for the mat- ter giving rise to the Loss in the Statutory Accounts or Management Ac- counts. 8.2.4.3 In connection with Section 8.2.4.2(a), the Indemnified Party may recover for such Loss from the Indemnifying Party prior to the Indemnified Party actually applying for or receiving any payments for a claim of such Loss from such in- surance policy or third party; and shall refund to the Indemnifying Party an amount equal to the payments actually received by the Indemnified Party for such claim of such Loss from the relevant insurance policy or third party, less all reasonable costs incurred by the Indemnified Party in collecting such pay- ments, within 10 Business Days of receipt of such payments. 8.2.4.4 No limitations of liability apply in the event of fraud or willful misconduct. 8.2.4.5 For the avoidance of doubt, the Indemnified Party shall not be entitled to re- cover from the Indemnifying Party under this Agreement more than once in re- spect of the same Losses (whether based on the same or a different representa- tion and warranty or indemnity). 8.3 Third Party Claims 8.3.1 If an Indemnified Party becomes aware of a Third Party Claim that could lead to a breach of this Agreement, the Indemnified Party shall, in order to maintain the right to bring a Claim against the Indemnifying Party: (a) not later than 30 Business Days after the date the Indemnified Party became aware of the Third Party Claim give notice thereof in writing to the Indemnifying Party (provided, however, the failure to give such written notice shall not relieve the Indemnifying Party of its indemnifi- cation obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure); (b) not make any admission of liability, settlement, or compromise with any person in relation thereto without obtaining the prior written con- sent of the Indemnifying Party, which consent shall not be unreasona- bly withheld or delayed; (c) resist, defend, and appeal such Third Party Claim in the best interest of the Indemnifying Party, at Indemnifying Party’s cost; and (d) subject to the Indemnifying Party executing a confidentiality undertak- ing as the Indemnified Party may reasonably require, give the Indemni- fying Party and their advisors and representatives reasonable access to all relevant information for the purposes of examining the Third Party Claim. 8.3.2 If a Third Party Claim would arise that could lead to a breach of the Agreement, any negotiation, dispute, or litigation relating thereto with any third party shall be handled by the Indemnified Party or the Indemnifying Party, as the Indem- nifying Party, in consultation with the Indemnified Party, may decide (except

36 (43) for a Third Party Claim (a) that involves criminal liability or any admission of criminal wrongdoing, (b) that involves any customer or supplier of the Compa- ny Group, or (c) that seeks any injunctive or other non-monetary relief that would have a material effect on the business of any Group Company, in which case the Buyer shall decide), in each case at Indemnifying Party’s cost. If the Indemnifying Party assumes such defense, the Indemnifying Party shall be deemed to have agreed to indemnify the Indemnified Party in accordance with this Agreement in respect of the corresponding Third-Party Claim. The Party handling the Third Party Claim shall keep the other Party continuously in- formed of such negotiation, dispute or litigation, consult with the other Party and give its external legal counsel or other external representative a possibility to participate in such negotiation, dispute or litigation as an observer. 8.3.3 If the Indemnifying Party has made any payment to the Indemnified Party as a settlement of any Third Party Claim and the Indemnified Party has the right to recover from any third party any amount payable as a result of facts or circum- stances forming the basis of such Third Party Claim, then the Indemnified Party shall, or shall procure that, (i) upon request of the Indemnifying Party, said right is assigned to the Indemnifying Party or, (ii) at the direction, cost, and risk of the Indemnifying Party, pursue the said recovery and account to the Indem- nifying Party for any funds or property recovered. 8.3.4 Regardless of whether the Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnified Party and the Indemnifying Party shall co- operate in the defense of such Claim (including, for the avoidance of doubt, any Claim falling within the purview of Section 8.1.2). Such cooperation shall in- clude the provision and access to the Indemnifying Party of documents, infor- mation, books and records reasonably requested by the Indemnifying Party and all reasonably requested materials related to such Claim; and making available employees as may be reasonably requested by the Indemnifying Party and as shall be reasonably required in connection with the investigation or defense of such Claim and any proceeding resulting therefrom. 9 BUYER’S REPRESENTATIONS AND WARRANTIES 9.1 The Buyer represents and warrants to the Sellers that the Buyer’s Warranties set out in this Section 9 are on the Signing Date and will be on the Closing Date true and correct (except those of the Buyer’s Warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such date or period). 9.2 Organization and Existence of Buyer 9.2.1 The Buyer is a legal entity duly organized and validly existing under the laws of the jurisdiction of its incorporation. 9.3 Power and Authorization of Buyer; Enforceable Agreement 9.3.1 The Buyer has the full legal and corporate power to enter into this Agreement and to consummate the Transaction. 9.3.2 This Agreement constitutes a valid and binding obligation of the Buyer enforce- able against the Buyer in accordance with the terms of this Agreement. The exe- cution of this Agreement, the consummation of the Transaction and the fulfill- ment of the terms hereof will not result in a breach of any judgment or order of any court, Governmental Authority or other body, any applicable law or regula- tion, the articles of association of the Buyer, any agreement binding on the Buy-

37 (43) er, or any license or other qualification necessary to carry out the business of the Buyer as presently conducted. 9.4 Solvency 9.4.1 The Buyer is not insolvent nor has it discontinued making payments in general or filed a petition for its winding-up, bankruptcy, administration or solvent liq- uidation and no other person has submitted such a petition or a petition for the forced sale or seizure of any part of the assets of the Buyer. 9.5 Financing 9.5.1 The Buyer has prior to the Signing secured that necessary financing for the Transaction will be readily available at Closing and that such financing is not subject to or dependent upon any conditions. 9.6 Authority Approvals 9.6.1 No notice to, approval or consent of, or waiver from any Governmental Approv- als other than the Required Approvals is required to be made, obtained or ef- fected by the Buyer for the lawful and valid consummation of the Transaction by the Buyer. 9.7 No Breach by the Sellers 9.7.1 As of the Signing Date, neither the Buyer nor any of its representatives or advi- sors has actual knowledge of a fact, circumstance, event or action that causes any Sellers’ Warranties not to be true and correct (it being understood that a breach by the Buyer of its warranties in this Section 9.7.1 shall only limit its right to make a Claim for compensation against the Sellers, but not (x) consti- tute a Condition Precedent for the Sellers pursuant to Section 4.1 or 4.3 or (y) entitle the Sellers to present a claim for compensation against the Buyer pursu- ant to Section 8). 10 CERTAIN UNDERTAKINGS 10.1 Post-Closing Items 10.1.1 After the Closing, the Parties undertake to, and shall cause their respective Af- filiates to, deliver, sign and execute all documents and instruments and take such further actions as may be reasonably required or as reasonably requested by the other Party, in each case for the purpose of giving full effect to the terms of this Agreement. 10.1.2 Immediately after the Closing, the Buyer shall appoint new directors and, if necessary, auditors of the Company and Bronto Skylift, Inc. as its shareholder. The Buyer shall submit a notice to the Finnish trade register and the equivalent US register regarding the resignations set out in Section 6.2.2(h) and the ap- pointments of new such directors and auditors, and deliver evidence of such submission to the Sellers. 10.1.3 The Parties undertake that any notifications and other actions with respect to the Governmental Authorities required after the Closing, including trade regis- ter notifications, shall be made without undue delay and in any case within the specified time required for each act. 10.1.4 The Buyer agrees not to make a Section 338 (g) election under the U.S.A. Inter- nal Revenue Code. The Buyer further agrees not to perform any transactions outside the Ordinary Course of Business during 2016 which could adversely impact the Sellers’ Section 1248 (under the U.S.A. Internal Revenue Code) cal-

38 (43) culations, including sales of assets, distributions of dividend and reorganiza- tions of any of the Group Companies. 10.1.5 After the Closing, in due course and as applicable, the Buyer shall cause the Company to pay the Sellers the tax refund as set forth in Section 3.4.1 and the Latvia Compensation payable to the Seller (if any) as set forth in Section 3.4.3, and the Sellers shall make payments to the Company in amounts equal to the tax payments as set forth in Section 3.4.2 and the Latvia Compensation payable to the Buyer (if any) as set forth in Section 3.4.3. 10.2 Resigning Directors 10.2.1 At the next annual general meeting of the Company, the Buyer undertakes to procure that those managing directors and members of the board of directors of the Group Companies who have resigned or been replaced in connection with the Transaction are granted discharge from liability for their management and administration until the Closing Date (or the earlier date of their resignation or replacement) to the extent that the liability does not arise from their fraud, gross negligence or willful misconduct, unless the auditor of the Company in its report for the relevant period recommends against such discharge. 10.3 Access to Books and Records 10.3.1 The Buyer shall, and shall procure that the Group Companies shall, retain for a period of 10 years from the Closing Date, the books, records and documents of the Group Companies to the extent they relate to the period prior to the Closing Date, and shall procure that the Group Companies shall, allow the Sellers, or any of their Affiliates if so designated by the Sellers, reasonable access to such books, records and documents, including the right to take copies at the Sellers’ expense, to comply with any relevant laws or in connection with the prepara- tion and agreement of any accounting, tax or other records. In addition, the Buyer shall inform the Sellers of any tax filings relating to the financial period of each Group Company during which the Closing occurs and provide such fil- ings for the Sellers’ review. 10.4 Non-Competition 10.4.1 Each Seller undertakes that for a period of 3 years from the Closing Date, it shall not without the prior written consent of the Buyer engage in any business competing with the Business as conducted on the Closing Date in any jurisdic- tion where the Business is conducted on the Closing Date. Notwithstanding the above, the Parties acknowledge and agree that investments not exceeding five per cent (5%) of any class of security traded on the stock exchange will not be considered to constitute a breach of this Section 10.4. 10.5 Non-Solicitation 10.5.1 Each Seller undertakes that for a period of 3 years from the Closing Date, it shall not solicit for employment from the Group any of the Key Employees. However, the Sellers shall not be precluded from considering and accepting an application from a Key Employee in response to a recruitment advertisement published generally, an unsolicited approach by such person or as a result of a non-targeted recruitment campaign. 10.6 Confidentiality and Announcements 10.6.1 The Parties shall keep, and shall cause their respective Affiliates and advisors to keep, the contents of this Agreement and the Transaction as well as any negoti- ations and possible proceedings in relation hereto confidential indefinitely and no Party shall make any press release, public announcement or communication

39 (43) with any news media concerning this Agreement or the Transaction without prior written consent of the other Party, except as such announcement may be required by any laws, rulings of competent courts or authorities, or any appli- cable stock exchange rules, in which case, the Party who is required to make such announcement shall provide the other Party with reasonable time under the circumstances to comment on such announcement in advance thereof. 10.6.2 The Sellers undertake, on behalf of themselves and of their Affiliates, not to disclose or use for any other purpose than the purposes of this Agreement any Confidential Information regarding (i) the Buyer or any of its Affiliates, which the Sellers have received or obtained in connection with the Transaction, or (ii), after the Closing, the Business or the Group, which the Sellers have received or obtained prior to, or in connection with the Transaction. The Buyer undertakes, on behalf of itself and of its Affiliates, not to disclose or use for any other pur- pose than the purposes of this Agreement any Confidential Information regard- ing the Sellers or any of their Affiliates or, until and including the Closing, any Confidential Information regarding the Business or the Group, which the Buyer has received or obtained in connection with the Transaction. Notwithstanding the above, the Parties are not restricted from disclosing Confidential Infor- mation to the extent such Confidential Information (i) is in or enters into the public domain other than by reason of a breach of this Section 10.6 by the dis- closing Party, (ii) is obtained from a third party which is lawfully entitled to dis- close such information without any restriction on its disclosure, (iii) was right- fully known by the disclosing Party before receipt from the other Party or (iv) is required to be disclosed by law, ruling of a competent court or authorities, or applicable stock exchange rules. 11 TERMINATION 11.1 Termination 11.1.1 This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of the Parties; (b) by the Buyer by written notice to the Sellers if: (x) the Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Sellers pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 4.2 and such breach, inaccuracy or failure has not been cured by the Sellers within 1o Business Days of Sellers’ receipt of written notice of such breach from the Buyer; or (y) any of the condi- tions set forth in Section 4.1 or 4.2 shall not have been fulfilled by the Long-Stop Date, unless such failure shall be due to the failure of the Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; (c) by the Sellers, acting jointly, by written notice to the Buyer if: (x) the Sellers are not then in material breach of any provision of this Agree- ment and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Buy- er pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 4.3 and such breach, inaccuracy or failure has not been cured by the Buyer within 10 Business Days of the Buyer's receipt of written notice of such breach from the Sellers; or (y) any of the conditions set forth in Section 4.1 or 4.3 shall not have been fulfilled by the Long-Stop Date, unless such failure shall be due to the failure of the Sellers to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing.

40 (43) 11.2 Effect of Termination 11.2.1 If this Agreement is terminated pursuant to this Section 11, all rights and obli- gations of the Parties under this Agreement, other than pursuant to Sections 10.6 (Confidentiality and Announcements), this Section 11.2, 12 (Miscellane- ous), 13 (Governing Law) and 14 (Disputes), shall terminate with effect from the date of termination, provided that such termination shall be without preju- dice to the remedies (including without limitation the right to request specific performance or compensation for loss) available to the Parties hereunder or under law. 11.3 Termination after Closing 11.3.1 Notwithstanding the provisions of the preceding Sections, after the completion of the Closing, no Party shall have the right to terminate this Agreement, and this Agreement shall not termi- nate for any reason whatsoever, unless the Parties otherwise agree in writing. 12 MISCELLANEOUS 12.1 Notices 12.1.1 Notices required under this Agreement shall be deemed sufficient if made in English, in writ- ing and delivered personally (with an initialed dated receipt), by registered mail, by courier through a reputable international courier firm, or by email to the recipient at the post address or email address below or at such other address or email address that has been notified in ac- cordance with this Section 12.1: if to the Sellers Name: Federal Signal Corporation Address: 1415 West 22nd Street, Suite 1100 Oak Brook, Illinois, 60523-2004, USA Email: ddupre@federalsignal.com Attention to: General Counsel with a copy (which copy shall not con- stitute a notice) to: Name: Castrén & Snellman Attorneys Ltd Address: PO Box 233, FI-00131 Helsinki, Finland Email: jan.orndahl@castren.fi Attention to: Jan Örndahl if to the Buyer Name: Morita Holdings Corporation Address: 3-25-31 Nishishinbashi, Minato-ku, Tokyo, 105-0003, Japan Email: mitsuru.ito@morita119.com Attention to: Mitsuru Ito with a copy (which copy shall not con- stitute a notice) to: Name: Mori Hamada & Matsumoto Address: Marunouchi Park Building, 2-6-1 Marunouchi, Chiyoda-ku, Tokyo 100-8222, Japan Email: hajime.tanahashi@mhmjapan.com Attention to: Hajime Tanahashi 12.1.2 Any such notice shall be deemed to have been delivered: (a) when delivered, if delivered personally; (b) on the fifth (5th) Business Day after having been sent by registered mail or by courier; or (c) on the day of transmission, if sent by e-mail, provided that no delivery failure report have been received.

41 (43) 12.1.3 The Parties shall give notice of any changes in their contact information without undue delay and in accordance with this Section 12.1. 12.2 Entire Agreement 12.2.1 With respect to the matters covered in this Agreement, this Agreement consti- tutes the entire understanding and agreement between the Parties relating to the subject matters covered and supersedes all prior negotiations, understand- ings, and agreements, whether or not in writing, pertaining to such subjects. Any previous agreements, both written and oral, between the Parties are null and void, except that confidentiality agreements between the Parties and/or be- tween the Buyer and the Company shall remain unaffected by this Agreement if the Closing does not occur. 12.3 Amendments 12.3.1 Any amendment to this Agreement shall be in writing and shall have no effect unless signed by duly authorized representatives of all Parties. 12.4 Assignment 12.4.1 This Agreement or the rights or obligations under this Agreement shall not be assignable by any Party. 12.5 Expenses 12.5.1 Unless otherwise provided herein, each Party shall bear its own costs and ex- penses incurred by them in connection with the negotiation, preparation, exe- cution and implementation of this Agreement and any other documents to be executed pursuant hereto or in connection herewith. 12.6 No Waiver 12.6.1 No waiver by any Party of any right or remedy under this Agreement shall be effective unless given in writing and executed by or on behalf of the duly au- thorized representatives of such Party. Any failure or delay by a Party in exer- cising any right or remedy will not constitute a waiver. No waiver of any term or condition of this Agreement or of any right or remedy arising in connection therewith shall constitute a waiver of any successive breach of such provision or waiver by such Party of any breach of any other provision hereof. 12.7 Severability 12.7.1 If any part of this Agreement is determined to be invalid or unenforceable, such determination shall not invalidate any other provision of this Agreement. The Parties shall attempt, through negotiations in good faith, to replace any such invalid or unenforceable provision of the Agreement with a comparable provi- sion that is enforceable and valid. The failure of the Parties to reach an agree- ment on such a replacement provision shall not affect the validity of the re- maining provisions of this Agreement. 12.8 Interpretation; Order of Priority 12.8.1 The Parties and their respective advisers have participated jointly in the negoti- ation and drafting of this Agreement. If any ambiguity or question on intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or dis- favoring either Party by virtue of the authorship of any of the provisions hereof.

42 (43) 12.8.2 The headings and the table of contents of this Agreement are for convenience of reference only and do not in any way limit or affect the meaning or interpreta- tion of the provisions of this Agreement. 12.8.3 In case of a discrepancy between this Agreement and its Schedules, this Agree- ment shall prevail. 12.8.4 For purposes of this Agreement, (a) the words "include," "includes" and "in- cluding" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; (c) the words "herein," "hereof," "hereby," "here- to" and "hereunder" refer to this Agreement as a whole; and (d) the singular in- cludes the plural and vice versa unless the context otherwise requires. 12.8.5 Unless the context otherwise requires, references herein (a) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (b) to a statute means such stat- ute as amended from time to time and includes any successor legislation there- to and any regulations promulgated thereunder. 13 GOVERNING LAW 13.1.1 This Agreement, including the arbitration clause, and any dispute, claim or controversy arising out of or relating to this Agreement, or the breach, termina- tion or validity thereof, are governed by the laws of Finland without regard to its principles and rules on conflict of laws. It is expressly agreed that the Finn- ish Sale of Goods Act (355/1987) and the United Nations Convention on Con- tracts for the International Sale of Goods shall not apply to this Agreement. 14 DISPUTES 14.1.1 Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be finally settled by arbitra- tion in accordance with the Arbitration Rules of the Arbitration Institute of the Finland Chamber of Commerce. The seat of arbitration shall be Helsinki, Fin- land. The language of the proceedings shall be English. There shall be three ar- bitrators on the arbitration tribunal, with one arbitrator selected by the Buyer, one arbitrator selected by the Sellers, and a third arbitrator selected by the oth- er two arbitrators. 14.1.2 If a Party does not comply with the Independent Auditor's decision, the other Parties may seek an arbitral award against the non-complying party in accord- ance with the Rules for Expedited Arbitration of the Arbitration Institute of the Finland Chamber of Commerce. If a dispute falling under Section 14.1.1 exists at the same time, any such dispute shall be settled together with the dispute falling under Section 14.1.1 in accordance with said Section 14.1.1. 15 COUNTERPARTS OF AGREEMENT 15.1.1 This Agreement has been executed in 2 identical counterparts, 1 for the Sellers and 1 for the Buyer. This Agreement may be executed in any number of counterparts and all of the counterparts taken together shall be deemed to constitute one and the same in- strument. Delivery of an executed counterpart of a signature page to this Agreement by fax or email shall be effective as delivery of a manually executed counterpart of this Agreement. [Signature page to follow]

43 (43) This Agreement has been duly executed by the Parties on the Signing Date. FEDERAL SIGNAL CORPORATION _/s/ Jennifer L. Sherman_____ Name: Jennifer L. Sherman Title: Senior Vice President and Chief Operating Officer FEDERAL SIGNAL OF EUROPE B.V. _/s/ John A. DeLeonardis_____ Name: John A. DeLeonardis Title: Managing Director MORITA HOLDINGS CORPORATION _/s/ Masahiro Nakajima______ Name: Masahiro Nakajima Title: Chairman & CEO